UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

EIGHTCO HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2025

November [●], 2025

Dear Stockholder,

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Eightco Holdings Inc., a Delaware corporation (the “Company”), to be held on December 16, 2025, at 10:00 a.m., Eastern Time, in virtual-only format at https://www.virtualmeetingportal.com/8coholdings/2025.

The attached Notice of Annual Meeting of Stockholders and the accompanying proxy statement (the “Proxy Statement”) describe the business we will conduct at the Annual Meeting and provide information about us that you should consider when you vote your shares.

At the Annual Meeting, we will ask stockholders to:

(1)	approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock to ten billion (10,000,000,000) shares (the “Charter Proposal”);

(2)	elect Louis Foreman and Nicola Caiano as Class III members of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(3)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025 (the “Accountant Ratification Proposal”);

(4)	approve the redomestication of the Company from Delaware to Texas by conversion (the “Redomestication Proposal”);

(5)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(6)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

We hope you will be able to attend the Annual Meeting. When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/

Kevin O’Donnell

Chief Executive Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on DECEMBER 16, 2025: This notice of meeting and the accompanying proxy statement are available at https://www.8co.holdings/. This notice of meeting is not a form for voting and presents only an overview of the accompanying proxy statement, which you are encouraged to review before voting. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder. Stockholders may notify the Company of their requests by calling (888) 765-8933 or writing the Company at the Company’s principal executive offices at 101 Larry Holmes Drive, Suite 313, Easton, PA 18042. In order to receive delivery of the requested documents, your request must be received no later than December 9, 2025.

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Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2025

To the Stockholders:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Eightco Holdings Inc., a Delaware corporation (the “Company”), will be held on December 16, 2025, at 10:00 a.m., Eastern Time, in virtual-only format at https://www.virtualmeetingportal.com/8coholdings/2025 for the following purposes:

(1)	approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock to ten billion (10,000,000,000) shares (the “Charter Proposal”);

(2)	elect Louis Foreman and Nicola Caiano as Class III members of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(3)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025 (the “Accountant Ratification Proposal”);

(4)	approve the redomestication of the Company from Delaware to Texas by conversion (the “Redomestication Proposal”);

(5)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(6)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items are more fully described in the accompanying proxy statement (the “Proxy Statement”), which forms a part of this Notice of Annual Meeting of Stockholders. As of the date of the Proxy Statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in the Proxy Statement.

The Annual Meeting will be conducted in a virtual-only format. The Board believes that a virtual meeting will enable increased stockholder accessibility while allowing for meeting efficiency and reduced costs. You will be able to attend the Annual Meeting virtually, vote your shares, and submit your questions during the meeting by visiting https://www.virtualmeetingportal.com/8coholdings/2025. Details regarding how to attend the Annual Meeting online are more fully described in the accompanying Proxy Statement.

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on November 4, 2025, the record date fixed by our Board for such purpose. A list of stockholders of record will be available during the ten days prior to the Annual Meeting at our office at the above address.

All stockholders are cordially invited to attend the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your continued support of Eightco Holdings Inc. We look forward to seeing you at the Annual Meeting.

By Order of the Board,

Kevin O’Donnell
Chief Executive Officer and Director
Easton, Pennsylvania
November [●], 2025

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TABLE OF CONTENTS

Page Number
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting	1
Questions and Answers About the Annual Meeting	2
Corporate Governance	7
Directors and Executive Officers	12
Executive Compensation	14
Director Compensation	19
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	21
Proposal 1: The Charter Proposal	22
Proposal 2: Election of Class III Directors	23
Proposal 3: Ratification of Selection of Auditors	24
Proposal 4: The Redomestication Proposal	25
Proposal 5: Adjournment Proposal	29
Certain Relationships and Related Party Transactions	29
Stockholder Proposals	31
Expenses and Solicitation	31
Householding of Proxy Materials	31
Other Matters	32
Appendix A – Form of Certificate of Amendment	33
Annex A – Form of Plan of Conversion	A-1
Annex B – Form of Texas Charter	B-1
Annex C – Form of Texas Bylaws	C-1
Annex D – Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws Comparison of Stockholder Rights under Delaware and Texas Law	D-1

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Eightco Holdings Inc.

101 Larry Holmes Drive, Suite 313

Easton, PA 18042

(888) 765-8933

PROXY STATEMENT

This proxy statement (the “Proxy Statement”), the attached Notice of Annual Meeting of Stockholders (the “Notice”) and the enclosed proxy card are being mailed to stockholders of record on or about November [●], 2025 and are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Eightco Holdings Inc. (the “Company,” “we,” or “us”) for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on December 16, 2025, at 10:00 a.m., Eastern Time, in virtual-only format at https://www.virtualmeetingportal.com/8coholdings/2025, and at any adjournments or postponements thereof. Although not part of this Proxy Statement, we are also sending along with this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which includes our financial statements and related notes thereto for such year (the “2024 Annual Report”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBeR 16, 2025.

You can find a copy of this Proxy Statement and our 2024 Annual Report on the website of the Securities and Exchange Commission (the “SEC”) at https://www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://www.8co.holdings. You may also obtain a printed copy of our 2024 Annual Report, free of charge, from us by sending a written request to: Attention: Secretary, Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042. Exhibits to the 2024 Annual Report will be provided upon written request and payment of an appropriate processing fee.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What am I voting on?

At the Annual Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following:

(1)	approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock to ten billion (10,000,000,000) shares (the “Charter Proposal”);

(2)	elect Louis Foreman and Nicola Caiano as Class III members of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors (the “Director Election Proposal”);

(3)	ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025 (the “Accountant Ratification Proposal”);

(4)	approve the redomestication of the Company from Delaware to Texas by conversion (the “Redomestication Proposal”);

(5)	approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals (the “Adjournment Proposal”); and

(6)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What happens if additional matters are presented at the Annual Meeting?

The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

Why is the Annual Meeting a virtual, online meeting?

The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Annual Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by Rules of Conduct and Procedures which will be available during the online meeting at https://www.virtualmeetingportal.com/8coholdings/2025. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and submit questions through the virtual meeting platform.

How can I access the virtual Annual Meeting?

We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting virtually, vote your shares electronically and submit questions during the meeting by visiting https://www.virtualmeetingportal.com/8coholdings/2025. We will try to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Instructions on how to participate in and attend the Annual Meeting virtually via the Internet, including instructions on how to demonstrate proof of ownership, will be posted at https://www.virtualmeetingportal.com/8coholdings/2025.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Only common stockholders of record as of the close of business on November 4, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, 197,105,899 shares of our common stock, $0.001 par value per share (the “common stock”), were issued and outstanding. Each share of common stock outstanding as of the Record Date will be entitled to one vote, and stockholders may vote such shares by voting online at the Annual Meeting or by proxy.

What constitutes a quorum?

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person (virtually) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Abstentions, withheld votes and “broker non-votes”, if any, will be included in the calculation of the number of shares considered to be present at the Annual Meeting to determine whether a quorum has been established.

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If a quorum is not present at the Annual Meeting, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the Annual Meeting, present in person (virtually) or represented by proxy, may adjourn the Annual Meeting to a later date or dates, without notice other than announcement at the Annual Meeting, until a quorum is present. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

How do I vote?

Proxies are solicited by the Board and are revocable by you any time before they are voted. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote online at the Annual Meeting, although the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against, or abstain with respect to Proposals 1, 3, 4, and 5, and whether your shares should be voted for or withheld with respect to the director nominees in Proposal 2. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our transfer agent, Nevada Agency and Transfer Company, or you have stock certificates registered in your name, you may vote:

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.

By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at https://www.virtualmeetingportal.com/8coholdings/2025.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on December 15, 2025.

What if I change my mind after I return my proxy card?

Any stockholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

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If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner of your shares, you must provide the bank, broker, or other holder of record with instructions on how to vote your shares, and can do so as follows:

By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at https://www.virtualmeetingportal.com/8coholdings/2025.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter, or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”), which are also applicable to Nasdaq-listed companies, that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Only Proposal 3 and Proposal 5 are considered “routine” matters. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1, 2, or 4, no votes will be cast on such proposals on your behalf.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. As indicated above, only Proposals 3 and 5 are considered “routine” matters. Accordingly, brokers will not have such discretionary authority to vote your unvoted shares on Proposals 1, 2, or 4 at the Annual Meeting without receiving instructions from you. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.

How are abstentions and broker non-votes treated for purposes of the Annual Meeting?

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote thereat, present in person (virtually) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

Each of the persons named as proxies in the proxy is one of our officers. All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will have the authority to vote your unvoted shares only on Proposal 3 and Proposal 5 if it does not receive instructions from you. Accordingly, we encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

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What vote is required to approve each proposal?

The following sets forth the vote required to approve each proposal and how votes are counted:

Proposal 1: Charter Proposal. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock to ten billion (10,000,000,000) shares. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 1. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as an “AGAINST” vote.

Proposal 2: Election of Class III Directors. The affirmative vote of a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to elect Louis Foreman and Nicola Caiano, the director nominees, as a Class III members of our Board for a term ending at the 2028 annual meeting of stockholders or the appointment, election, and qualification of their successors, respectively. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 2. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. You may also choose to withhold your vote.

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 3. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025, the audit committee of our Board will reconsider its selection.

Proposal 4: The Redomestication Proposal. The affirmative vote of a majority of the voting power of the shares issued and outstanding and entitled to vote on this proposal is required to approve the redomestication of the Company from Delaware to Texas by conversion. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 4. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as an “AGAINST” vote.

Proposal 5: The Adjournment Proposal. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve adjournment of the meeting if necessary to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the foregoing proposals. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 5. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

If you hold your shares in street name, it is critical that you cast your vote for Proposals 1, 2, and 4. Your bank, broker, or other holder of record only has discretionary authority to vote any uninstructed shares with respect to Proposals 3 and 5.

What happens if a director nominee is unable to stand for election?

Our Board of Directors may select a substitute nominee. If you have completed, signed and returned your proxy card, the proxy can vote your shares for the substitute nominee.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

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Who are the candidates nominated for election as directors?

The Class III director candidates nominated for election at the Annual Meeting are Louis Foreman and Nicola Caiano, each of whom is currently a director of the Company.

Who is our independent registered public accounting firm and will they be represented at the Annual Meeting?

Stephano Slack LLC is expected to serve as our independent registered public accounting firm auditing and reporting on our financial statements for the year ending December 31, 2025. We do not expect that representatives of Stephano Slack LLC will be present at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will publish final voting results in a Current Report on Form 8-K within four business days following the date of the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matters to be voted on at the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

Our Board is making this solicitation of proxies for the Annual Meeting. We will bear all costs of such solicitation, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy, and the cost of hosting the virtual Annual Meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by our directors, officers, employees or agents. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

We have retained Kingsdale Advisors as our strategic stockholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at 1-888-327-0821 or (call collect outside North America) at +1-917-933-5119 or by email at contactus@kingsdaleadvisors.com. We expect to pay Kingsdale Advisors approximately $10,000 for their services.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate set of proxy materials in the future, he or she may contact us by sending a request to our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042. Eligible stockholders of record receiving multiple sets of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting us at the above address or phone number.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address set forth above.

May I access and receive proxy materials electronically?

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

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If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by visiting https://www.virtualmeetingportal.com/8coholdings/2025, accessing your account information and following the instructions provided.

How do I submit a question at the Annual Meeting?

If you wish to submit a question, on the day of the Annual Meeting, beginning at 10:00 a.m. Eastern Time on December 16, 2025, you may log into the virtual meeting platform and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be available during the online meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Annual Meeting. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting the Company at (888) 765-8933.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have further questions, or need additional materials, please feel free to contact our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042.

CORPORATE GOVERNANCE

Our Board manages and directs the business and affairs of the Company, as provided by the Delaware General Corporation Law (the “DGCL”) and conducts its business through meetings of the Board and three standing committees: the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”).

Our Board evaluates our corporate governance policies on an ongoing basis with a view towards maintaining the best corporate governance practices in the context of our current business environment and aligning our governance practices closely with the interest of our stockholders. Our Board and management value the perspective of our stockholders and encourage stockholders to communicate with the Board as described under the heading “Communications with the Board” below.

Classified Board of Directors

In accordance with our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and our Bylaws (the “Bylaws”), our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting of stockholders following election. Our directors are divided among the three classes as follows:

●	the Class I director is Daniel Ives, and his term expires at the 2026 annual meeting of stockholders;

●	the Class II directors are Frank Jennings and Kevin O’Donnell, and their terms will expire at the 2027 annual meeting of stockholders; and

●	the Class III directors are Louis Foreman and Nicola Caiano, and their terms will expire at this Annual Meeting.

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Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution adopted by the affirmative vote of a majority of the entire Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors constituting the entire Board. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Subject to the special rights of the holders of one or more outstanding series of preferred stock to elect directors, our directors may be removed only for cause by the affirmative vote of the holders of at least a majority of our outstanding voting stock entitled to vote in the election of directors.

Director Independence

Nasdaq listing standards require that a majority of the Company’s board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The board of directors has affirmatively determined that Frank Jennings, Louis Foreman, and Nicola Caiano qualify as independent directors in accordance with the Nasdaq listing rules.

Board Committees and Meetings

Our Board directs the management of our business and affairs, as provided by the DGCL, and conducts its business through meetings of the Board and standing committees. We have a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Audit Committee

Pursuant to its charter, the primary responsibilities and functions of the Audit Committee are, among other things, to:

●	appoint, compensate, and oversee the work of any independent auditor;

●	resolve any disagreements between management and the independent auditor regarding financial reporting;

●	pre-approve all audit and permitted non-audit services by the independent auditor;

●	retain independent counsel, accountants, or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board, and determine the appropriate compensation for any such advisors or consultants retained by the Audit Committee;

●	seek any information it requires from employees of the Company or any direct or indirect subsidiary of the Company, all of whom are directed to cooperate with the Audit Committee’s requests, or external parties;

●	meet with any officer or employee of the Company (or any subsidiary), the independent auditor or outside counsel, as necessary, or request that any such persons meet with any members of, or advisors or consultants to, the Audit Committee; and

●	ensure that management has established and maintained processes to assure compliance by the Company with applicable laws, regulations and corporate policy.

The Audit Committee held four (4) meetings in 2024. Our Audit Committee consists of Messrs. Jennings, Caiano and Foreman, with Mr. Foreman serving as chair. Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the Nasdaq Capital Market (“Nasdaq”) require that our Audit Committee be composed entirely of independent members. Our Board has affirmatively determined Messrs. Jennings, Caiano and Foreman each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our Board has determined that Mr. Foreman qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee. The complete text of the Audit Committee’s current charter is available on our website at www.8co.holdings.

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Compensation Committee

Our Compensation Committee has overall responsibility for reviewing and recommending to the Board the compensation of the Company’s Chief Executive Officer and the annual base salaries and annual incentive opportunities of the Company’s executive officers. The Company may utilize the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations will be conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions.

The Compensation Committee held four (4) meetings in 2024. Our Compensation Committee consists of Messrs. Jennings, Caiano and Foreman, with Mr. Jennings serving as chair. Our Board has affirmatively determined that Messrs. Jennings, Caiano and Foreman each meet the definition of “independent director” for purposes of serving on the compensation committee under the Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our Board has adopted a written charter for the Compensation Committee. The complete text of the Compensation Committee’s current charter is available on our website at www.8co.holdings.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	assisting the Board by identifying qualified candidates for director, and recommending to the Board the director nominees for the next annual meeting of shareholders;

●	leading the Board in its annual review of the Board’s performance;

●	recommending to the Board director nominees for each Board committee; and

●	developing and making recommendations to the Board regarding corporate governance guidelines and matters.

The Nominating and Corporate Governance Committee did not hold any meetings in 2024. Our Nominating and Corporate Governance Committee consists of Messrs. Jennings, Caiano and Foreman, with Mr. Jennings serving as chair. Our Board has affirmatively determined Messrs. Jennings, Caiano and Foreman each meet the definition of “independent director” under the Nasdaq rules. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee. The complete text of the Nominating and Corporate Governance Committee’s current charter is available on our website at www.8co.holdings.

Director Nominations Process

Each year the Board is expected to nominate directors for election by stockholders at the annual meeting of stockholders based on the recommendations of the Nominating and Corporate Governance Committee. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations.

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Risk Oversight

Our management is responsible for identifying risks facing our Company, including strategic, financial, operational, and regulatory risks, implementing risk management policies and procedures and managing our day-to-day risk exposure. The Board is expected to have overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight and is currently overseeing the Company’s business continuity risks, it is expected to be supported in this function by its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The Audit Committee is responsible for reviewing and discussing with management and the Company’s auditors, as appropriate, the risks faced by the Company and the policies and programs with respect to risk management and risk assessment and inquire about risks or exposures facing the Company.

The Compensation Committee is responsible for reviewing all of the Company’s compensation policies and practices for all employees to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company.

The Nominating and Corporate Governance Committee is responsible for overseeing the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company.

In addition, the Board will be presented with information at its regularly scheduled and special meetings regarding risks facing our Company, and management will provide more frequent, informal communications to the Board between regularly scheduled meetings which will be designed to give the Board regular updates about our business. The Board will consider this information and will provide feedback, will make recommendations, and, as appropriate, will authorize or direct management to address particular exposures to risk.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics. Our Corporate Code of Conduct and Ethics and Whistleblower Policy (the “Code of Ethics”) covers areas such as conflicts of interest, insider trading and compliance with laws and regulations. The complete text of the Code of Ethics is available on our website at www.8co.holdings. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics. The information contained in, or accessible through, our website does not constitute a part of this Proxy Statement. We have included our website address in this Proxy Statement solely as an inactive textual reference.

Anti-Hedging Policy

Our Board adopted an Insider Trading Policy, which prohibits, among other things, our directors, officers and employees from engaging in any hedging or monetization transactions with respect to the Company’s securities. In addition, our Insider Trading Policy prohibits our directors, officers and employees from engaging in certain short-term or speculative transactions in the Company’s securities, such as short-term trading, short sales, and publicly traded options, which could create heightened legal risk and/or the appearance of improper or inappropriate conduct by our directors, officers, and employees.

Policy Governing Director Attendance at Annual Meetings

The Company encourages and expects all of its directors to virtually attend the Annual Meeting. During the fiscal year ended December 31, 2024, there were seven (7) meetings of the Board. Each member of our Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director), and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

Family Relationships

There are no family relationships among any of our executive officers or directors.

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Policies Governing Director Nominations

Securityholder Recommendations

Our existing Bylaws provide that nominations of any person for election to the Board at an annual meeting may be made at such meeting by a stockholder present in person virtually (A) who was a record owner of shares of the Company both at the time of giving the notice provided for in the Bylaws and on the Record Date, and (B) has complied with the Bylaws as to such notice and nomination.

All stockholder recommendations for director candidates made other than at a meeting must be submitted to our Secretary at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, who will forward all recommendations to the Nominating and Corporate Governance Committee. All stockholder recommendations for director candidates for the 2026 annual meeting of stockholders must be submitted to our Secretary between September 14, 2026 and October 14, 2026, in accordance with our bylaws, and must include the following information:

●	the name, age, business address and residence address of the nominee;

●	the principal occupation or employment of the nominee;

●	the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee;

●	whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee;

●	a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the Board;

●	a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe fiduciary duties under Nevada law with respect to the Company and its stockholders; and

●	any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be).

Board Leadership Structure

Our Board does not have a formal policy regarding the combination of the roles of Chairman of the Board and Chief Executive Officer because the Board believes that it is in the best interests of the Company to have the flexibility to determine, from time to time, whether the positions should be held by the same person or by separate persons. The Board believes that it is currently in the best interest of our stockholders that the role of Chairman be held by Daniel Ives and the role of Chief Executive Officer be held by Kevin O’Donnell.

The Board may reconsider this leadership structure from time to time based on the leadership needs of our Board and the Company at any particular time.

Communications with the Board

Stockholders who wish to communicate with the Board may do so by writing the Company’s Office of the Secretary by mail at 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Office of the Secretary or by email at investors@8co.holdings. All communications that relate to matters within the scope of the responsibilities of the Board and its standing committees will be forwarded to the Chairman of the Board. Communications that relate to ordinary business matters that are not within the scope of the responsibilities of the Board are to be sent to the appropriate executive officer or employee.

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We recommend that all correspondence be sent via certified U.S. Mail, return receipt requested.

Legal Proceedings

During the normal course of its business, the Company may be subject to occasional legal proceedings and claims. There are currently no legal proceedings or claims asserted against the Company or its subsidiaries.

DIRECTORS AND EXECUTIVE OFFICERS

We have two Class III directors with a term expiring at the Annual Meeting: Louis Foreman and Nicola Caiano. Our Board has nominated Louis Foreman and Nicola Caiano to serve as Class III members of our Board until the 2028 annual meeting of stockholders or until the appointment, election, and qualification of their respective successor.

Information Regarding the Directors and Executive Officers

The following table sets forth, as of the date of this Proxy Statement, certain information regarding our current executive officers and directors.

Name	Age	Position
Daniel Ives	51	Chairman
Kevin O’Donnell	50	Chief Executive Officer and Director
Brett Vroman	45	Chief Financial Officer
Frank Jennings(1)(2)(3)	55	Director
Louis Foreman (1)(2)(3)	57	Director
Nicola Caiano (1)(2)(3)	53	Director

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

(3) Member of Nominating and Corporate Governance Committee.

Executive Officer and Director Biographies

Information concerning our directors and director nominee is set forth below. The biographical description of each director and director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.

Daniel Ives has served as Chairman since September 2025 and is a seasoned financial executive and technology sector specialist with over two decades of experience as an equity research analyst on Wall Street. Mr. Ives currently serves as Managing Director and Senior Equity Research Analyst at Wedbush Securities, where he has led the firm’s technology research efforts since 2018 and holds the position of Global Head of Technology Research. Throughout his career, Mr. Ives has developed deep expertise in the enterprise software and hardware sectors, including cybersecurity, cloud computing, big data, mobile technologies, and, more recently, electric vehicles and other disruptive technologies. Prior to joining Wedbush, Mr. Ives spent 16 years as a Managing Director at FBR Capital Markets, where he focused on technology research and analysis. He began his professional career as a financial analyst at HBO before earning his MBA in Finance. Mr. Ives is recognized for his comprehensive understanding of the technology industry and its evolving landscape, providing strategic insights to institutional investors and corporate clients. He holds a Bachelor of Science in Finance from Penn State University and a Master of Business Administration from the University of Maryland.

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Kevin O’Donnell. Mr. O’Donnell served as Chairman of the board of directors from October 15, 2021 to March 17, 2024, and continues to serve as a member of the board of directors. On August 13, 2025, the Board appointed Mr. O’Donnell as Interim Chief Executive Officer and he has served as Chief Executive Officer since September 9, 2025. He also served as Interim Chief Executive Officer from February 22, 2024 to March 17, 2024. Mr. O’Donnell founded Poptop Partners, LLC, a boutique investment firm specializing in small to mid-market companies with an emphasis on the retail sector in April 2011 and continues to serve as its Managing Partner. From May 2007 to June 2010, Mr. O’Donnell served as the Founder/President of KOR Capital, LLC, a private equity and consulting firm specializing in turn around management of mid-market companies. Mr. O’Donnell has been an early-stage investor in multiple industries including hospitality, beverage, cannabis, hemp and technology. Mr. O’Donnell has served or continues to serve on numerous private and public boards including but not limited to SRM Entertainment, Vinco, Lakeside Alternatives Hospital Foundation, and The University Club. Mr. O’Donnell will bring to Eightco close to 25 years of strategic corporate growth, financial structuring, leadership, and business development initiatives to emerging growth companies.

Brett Vroman. Mr. Vroman has served as Chief Financial Officer since October 13, 2021. Mr. Vroman served as Chief Financial Officer of Vinco Venture, Inc., the Company’s former parent company (“Vinco”), from June 2019 to November 22, 2021, and previously served as its Controller from May 2018 through May 2019. From October 2014 to May 2018, Mr. Vroman was Director of Financial Reporting at Avantor, Inc., a global manufacturer and distributor of high-quality products, services and solutions to customers and suppliers in the life science, advanced technology, and applied materials industries. From March 2011 to October 2014, Mr. Vroman was employed as an Assurance Senior Manager at BDO USA, LLP, a public accounting, tax, consulting. Mr. Vroman is a certified public accountant and holds a Bachelor of Science in Accounting from York College of Pennsylvania.

Frank Jennings. Mr. Jennings has served as a member of the board of directors since October 13, 2021. Mr. Jennings is currently the President of Pelago Health, a leading virtual clinic for substance use management. He previously has served as the Chief Sales Officer and Executive Vice President at Castlight Health. From August 2014 to 2019, Mr. Jennings was employed as the Vice President of Sales, North America by Doctor on Demand, Inc., an innovative healthcare telemedicine provider. He currently serves as an advisor at numerous early-stage companies. Mr. Jennings is a co-founder of the CMK Foundation, a charitable organization which has been helping people in local communities since 2009. Mr. Jennings brings to Eightco 30 years of experience in business development and management of sales professionals in a variety of technology-adjacent industries. He holds his degree from the Max M. Fisher College of Business at The Ohio State University.

Louis Foreman. Mr. Foreman has served as a member of the board of directors since October 15, 2021. Mr. Foreman was the founder and has been the Chief Executive of Enventys, an integrated product design and engineering firm, since 2001. Over the past 38 years, Mr. Foreman has created 10 successful start-ups and has been directly responsible for the creation of over 20 others. In 2013, Mr. Foreman was appointed by the SBA Administrator to serve on the National SBDC Advisory Board until the end of 2024. In 2008, Mr. Foreman was appointed by United States Secretary of Commerce Carlos M. Gutierrez to serve for a three-year term on the nine-person Patent Public Advisory Committee (PPAC) of the United States Patent and Trademark Office (USPTO). In 2011, he was appointed by Secretary Gary Locke to serve an additional three-year term. In addition to being an inventor, Mr. Foreman was the creator of the Emmy® Award winning PBS TV show, Everyday Edisons, and served as the Executive Producer and lead judge. Mr. Foreman currently serves as Chairman of the Board of Directors of the James Dyson Foundation. He is also a board member of the Intellectual Property Owners Association (IPOA), the Intellectual Property Owners Educational Foundation (IPOEF), The Federal Reserve Bank Industry Roundtable, the National Association of Corporate Directors (NACD) Carolinas Region, and serves on the advisory board of Park National Bank. Mr. Foreman has a Bachelor of Arts degree in Economics from the University of Illinois. Mr. Foreman brings to Eightco significant experience with start-ups and knowledge of intellectual property matters.

Nicola Caiano. Mr. Caiano has served as a member of the board of directors since April 26, 2025. Mr. Caiano has served as Chief Financial Officer of Cytometric Therapeutics, where he leads capital formation strategies to fund clinical trials for groundbreaking cancer therapies, since December 2024. He has also served as the Founding Partner of Olea Management LLC since March 2018, where he advises family offices and early-stage companies across diverse industries, including technology, finance, and consumer goods, on capital raising and mergers and acquisitions. Previously, Mr. Caiano was a Partner and Director of Research at Pinyon Asset Management, managing a global event-driven equity and credit portfolio, from May 2011 to December 2017. His career also includes senior roles at Paulson & Co. Inc., J.P. Morgan Chase, and Bear, Stearns & Co. Inc. Mr. Caiano holds a Bachelor of Science in Finance and Accounting from New York University’s Stern School of Business, graduating Magna Cum Laude, and he completed advanced culinary training at The Italian Culinary Academy, where he was Valedictorian. Mr. Caiano brings to Eightco significant financial and business experience.

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Board Diversity

It is anticipated that we will seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our anticipated directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. It is anticipated that the assessment of prospective directors will be made in the context of the perceived needs of our Board from time to time.

We expect that all of our directors will be individuals of high character and integrity, able to work well with others, and committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each anticipated director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should serve as a director of our company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents summary information regarding the total compensation incurred by Eightco Holdings Inc. for the years ended December 31, 2024 and 2023, for the named executive officers of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Paul Vassilakos*	2024	294,231	-	-	-	-	294,231
Former Chief Executive Officer	2023	300,000	-	-	-	-	300,000

Brian McFadden**	2024	-	-	-	-	-	-
Former Chief Executive Officer	2023	325,000	-	-	-	-	325,000

Brett Vroman***	2024	-	-	-	-	120,000	120,000
Chief Financial Officer	2023	292,000	-	-	-	-	292,000

Kevin O’Donnell****	2024	-	-	-	-	-	-
Former Executive Chairman	2023	292,000	-	-	-	-	292,000

*	Paul Vassilakos was appointed as Chairman and Chief Executive Officer of Eightco on March 17, 2024 and resigned in September 2025. Before his appointment in March 2024, he was employed by Eightco solely as President of Forever 8.

**	Brian McFadden was appointed President of Eightco on September 23, 2021, and his title was later expanded to include Chief Executive Officer, which he served until March 17, 2024. Mr. McFadden was not paid any salary for the year ended December 31, 2024. Mr. McFadden was to receive a severance of $650,000 per the terms of his employment agreement, which amount was reduced to $422,500 per a settlement agreement, of which all of it was unpaid as of December 31, 2024. In 2025, Mr. McFadden agreed to a reduced settlement amount of $195,000 to be paid over 8 equal installments.

***	Brett Vroman was appointed Chief Financial Officer of Eightco on October 13, 2021. Mr. Vroman was not paid any salary or fees for the year ended December 31, 2024. Mr. Vroman deferred fees of $120,000 until 2025. Mr. Vroman was to receive a severance of $584,000 per the terms of his employment agreement, which amount was reduced to $379,600 per a settlement agreement, of which all of it was unpaid as of December 31, 2024. In 2025, Mr. Vroman agreed to a reduced settlement amount of $175,200 to be paid over 8 equal installments.

****	Kevin O’Donnell served as the Executive Chairman of the Board of Directors from October 15, 2021 to March 17, 2024. Mr. O’Donnell was to receive a severance of $584,000 per the terms of his employment agreement, which amount was reduced to $379,600 per a settlement agreement, of which all of it was unpaid as of December 31, 2024. In 2025, Mr. O’Donnell agreed to a reduced settlement amount of $175,200 to be paid over 8 equal installments. Mr. O’Donnell was appointed Interim Chief Executive Officer on August 13, 2025 and subsequently as full time Chief Executive Officer on September 8, 2025.

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Overview

The Company expects to provide total compensation packages that are competitive, tailored to the unique characteristics and needs of the Company within its industry, and adequately reward its executives for their roles in creating value for our stockholders. The Company expects that it will be competitive in its executive compensation with other similarly situated companies in its industry. The compensation decisions regarding the Company’s executives are expected to be based on its need to attract individuals with the skills necessary to achieve its business plan, to reward those individuals fairly over time and to retain those individuals who continue to perform at or above the Company’s expectations.

The Company’s executive compensation program is expected to consist of three primary components: salary, incentive bonus and stock-based awards issued under an equity incentive plan. The Company determines the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance, the Company’s performance, and other information deemed relevant and timely.

Employment Agreements

Paul Vassilakos Employment Agreement

In connection with Mr. Vassilakos’ appointment as the Executive Chairman and Chief Executive Officer of the Company, on March 17, 2024, the Company and Mr. Vassilakos entered into an Employment Agreement (the “Vassilakos Employment Agreement”), which supersedes and replaces the Employment Agreement dated October 16, 2022, by and between Mr. Vassilakos, the Company and Forever 8. The Vassilakos Employment Agreement provides for an initial term of two years, unless earlier terminated in accordance therein, and automatic renewals for successive one (1) year terms unless either party provides timely written notice otherwise.

Pursuant to the terms of the Vassilakos Employment Agreement, Mr. Vassilakos will be entitled to a base salary payable at the annualized rate of $300,000 per year (the “Vassilakos Base Salary”). Mr. Vassilakos is eligible for an annual cash bonus opportunity equal to up to 75% of the Vassilakos Base Salary and awards of restricted stock units up to 100% of the Vassilakos Base Salary, subject to the terms and conditions of the Incentive Plan and the Company’s form of restricted stock unit agreement (the “Vassilakos Bonus”), based on certain milestones to be determined in the sole and absolute discretion of the Board. Mr. Vassilakos may also be eligible for additional compensation in the sole and complete discretion of the Board or the Compensation Committee of the Board.

In the event the Company terminates Mr. Vassilakos’ employment without cause (as defined in the Vassilakos Employment Agreement), Mr. Vassilakos will receive (i) the Accrued Obligations (as defined in the Vassilakos Employment Agreement) and (ii) severance in the amount of equal to the Vassilakos Base Salary for twelve (12) months, less applicable payroll deductions and tax withholdings. In addition, this termination will cause the vesting of all equity awards subject to the terms of the Incentive Plan held by Mr. Vassilakos and entitle Mr. Vassilakos to reimbursement of premiums associated with the continuation of health insurance benefits provided under the Vassilakos Employment Agreement during the remaining Term of Employment (as defined in the Vassilakos Employment Agreement).

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Brian McFadden Employment Agreement

Brian McFadden was previously employed as the Chief Executive Officer of the Company.

On February 26, 2024, the Company and Mr. McFadden entered into General Release and Severance Agreement (the “McFadden Severance Agreement”), effective as of the eighth day following the McFadden Severance Agreement in connection with Mr. McFadden’s resignation as Chief Executive Officer of the Company, effective as of December 31, 2023. Pursuant to the McFadden Severance Agreement, Mr. McFadden was eligible to receive $146,683 in accrued but unpaid base salary through the separation date in four quarterly payments of $36,670.75 each, less all applicable tax withholdings, by December 31, 2024.

In consideration of the McFadden Severance Agreement, the release therein and Mr. McFadden’s resignation as Chief Executive Officer of the Company, the Company agreed to provide Mr. McFadden severance pay in the gross amount of amount of $422,500, less all lawful and authorized withholdings and deductions (the “Severance Payment”), which Severance Payment was to be paid in four quarterly installments of $105,625 per each installment, payable at the Company’s option in either cash or Common Stock, with the payment to be made as follows: (i) as of the Effective Date of the separation, on which such date Mr. McFadden shall be granted, in lieu of cash, 128,811 fully-vested restricted shares of the Common Stock at a price of $0.82 per share, which such shares of Common Stock subject to the terms and conditions of the Company’s 2022 Long-Term Incentive Plan (the “Plan”), and as of each of (ii) April 1, 2024, (iii) July 1, 2024, and (iv) October 1, 2024, payable at the Company’s option, in either cash or Common Stock. The shares of Common Stock to be issued to Mr. McFadden under installments (ii), (iii) and (iv), if applicable, shall be fully vested and the number of shares to be issued shall be determined based on the volume weighted average trading price of the Common Stock on the principal exchange on which the Common Stock is listed or admitted to trade during the period of 10 trading days immediately prior to the date of such issuance.

Pursuant to the McFadden Severance Agreement, the Company also agreed to reimburse to Mr. McFadden the premiums associated with the continuation of Mr. McFadden’s health insurance for the period commencing on the Separation Date through December 31, 2024, pursuant to applicable law, and approved but unpaid business expenses through the Separation Date within 30 days following the Effective Date of the separation.

Pursuant to the terms of the McFadden Severance Agreement, Mr. McFadden was to remain a director of the Company’s board from the Separation Date through March 2024, at which time Mr. McFadden would resign from the Board. On March 17, 2024, the Board approved the entry by the Company into the First Amendment to the McFadden Severance Agreement to amend Mr. McFadden’s end date of service on the Board to March 17, 2024.

Kevin O’Donnell Employment Agreements and Separation Agreement

On February 22, 2024, the Board appointed Kevin O’Donnell as Interim Chief Executive Officer of the Company, effective as of the Separation Date, to serve until a successor is chosen and qualified, or until his earlier resignation or removal.

On March 17, 2024, Kevin O’Donnell resigned as Executive Chairman and Interim Chief Executive Officer of the Company, effective immediately. Mr. O’Donnell’s resignation was not the result of any disagreement regarding any matter relating to the Company’s operations, policies, or practices.

In connection with Mr. O’Donnell’s resignation from these positions, on March 17, 2024, the Company and Kevin O’Donnell entered into a General Release and Severance Agreement (the “O’Donnell Severance Agreement”), effective as of March 17, 2024 (the “O’Donnell Effective Date”). The O’Donnell Severance Agreement terminated of the amended and restated employment agreement, by and between the Company and Mr. O’Donnell, effective as of October 21, 2022 (the “O’Donnell Employment Agreement”). Pursuant to the O’Donnell Severance Agreement, as of the O’Donnell Effective Date, the O’Donnell Employment Agreement shall terminate forever, and no party shall have any further obligation or liability thereunder except as related to any obligations that survive employment termination, including but not limited to the obligations set forth under the Employee Confidential Disclosure, Invention Assignment, Non-Competition, Non-Solicitation and Non-Interference Agreement, attached to the O’Donnell Employment Agreement.

Pursuant to the O’Donnell Severance Agreement, the Company will provide Mr. O’Donnell with (i) back pay wages through the Separation Date in the amount of $138,000, less all lawful and authorized withholdings and deductions, to be paid as soon as practicable following the O’Donnell Effective Date and (ii) severance equal to 24 months of Mr. O’Donnell’s base salary, less all lawful and authorized withholdings and deductions, under the O’Donnell Employment Agreement. Pursuant to the O’Donnell Severance Agreement, the Company shall also provide Mr. O’Donnell with (i) reimbursement of the premiums associated with the continuation of Mr. O’Donnell’s health insurance for the period commencing on the Separation Date through and including September 27, 2024, pursuant to applicable law, (ii) reimbursement of expenses in accordance with the Company’s expense reimbursement policy, and (iii) the full vesting of any earned, outstanding and unvested shares of Common Stock subject to the Plan (as define below). The O’Donnell Severance Agreement also provides for a mutual waiver and release of any claims in connection with Mr. O’Donnell’s employment, separation and departure from the Company, and for certain customary covenants regarding confidentiality.

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In September 2025, he entered into a new agreement. Under his Agreement with the Company, Mr. O’Donnell will continue as CEO, on a non-interim basis, for a one-year term commencing on a date to be determined in 2025, with an option to renew for an additional one-year term. Mr. O’Donnell will receive an annualized base salary of $500,000, payable in accordance with the Company’s regular payroll practices. He is eligible for a one-time cash bonus equal to 175% of his base salary ($875,000), payable within thirty days following the twelve-month anniversary of the start date, subject to the Company’s achievement of certain milestones related to a PIPE transaction, timely filing of required reports, and a clean annual audit. If the renewal option is exercised, Mr. O’Donnell will be eligible for an annual bonus during the renewal term, with the amount and performance metrics to be determined by the Board. Subject to Board approval, Mr. O’Donnell will be granted 400,000 restricted stock units subject to a vesting period of six months, subject to continued employment and the terms of the Company’s equity incentive plan and a separate award agreement. Mr. O’Donnell is also eligible to participate in the Company’s employee benefit plans and will be reimbursed for reasonable business expenses.

If the employment of Mr. O’Donnell is terminated by the Company without cause or by the executive for good reason (as defined in their respective agreements), the executive will be entitled to accrued but unpaid base salary and reimbursable expenses through the date of termination, the pro rata portion of base salary for the remainder of the term, an additional six months of base salary and benefits, immediate and full vesting of any outstanding equity securities, and the full amount of the applicable bonus. In the event of a change of control (as defined in the agreements), if the executive’s employment is terminated by the Company without cause or by the executive for good reason within twelve months following such change of control, the executive will be entitled to the payments and benefits described above. The Agreements also contain customary confidentiality and return of property provisions.

Brett Vroman Employment Agreement

Pursuant to the terms of the Vroman Employment Agreement, Mr. Vroman is employed as the Chief Financial Officer of the Company. Mr. Vroman’s employment under the Vroman Employment Agreement was to last until September 27, 2024, unless earlier terminated pursuant to the terms of the agreement.

Pursuant to the terms of Mr. Vroman’s employment agreement, Mr. Vroman was to receive, subject to approval by the Board, an annual grant of 180,000 restricted stock units convertible into shares of the Company’s common stock, which shall be immediately vested and subject to the terms and conditions of the Company’s 2022 Long-Term Incentive Plan. This reflects an increase from the 135,000 shares provided to Mr. Vroman under the March Vroman Agreement. Mr. Vroman will be entitled to a base salary payable at the annualized rate of $292,000 per year (the “Vroman Base Salary”), which reflects an increase from the $250,000 provided to Mr. Vroman under the March Vroman Agreement. Mr. Vroman is eligible for an annual cash bonus opportunity equal to 100% of the Vroman Base Salary (the “Vroman Bonus”) based on the achievement of performance goals as determined by the Company’s audit committee and the Board. The Vroman Bonus reflects a decrease on a percentage basis from the maximum 150% of base salary provided for in the March Vroman Agreement.

In addition, Mr. Vroman shall under some circumstances be entitled to receive additional shares of the Company’s common stock contingent upon the satisfaction of certain additional performance goals. Mr. Vroman shall be entitled to receive a maximum total of 990,000 shares upon full satisfaction of certain corporate growth achievements based upon a review of the Company’s audited financial statements and subject to the approval of the Board. This reflects an increase over the March Vroman Agreement, which provided that Mr. Vroman would be eligible to receive a maximum of 450,000 shares in connection with revenue growth. Mr. Vroman shall be eligible to receive a one-time bonus of 180,000 shares in the event that the Company achieves a positive cash flow based on a review of the Company’s audited financial statements and subject to the review of the Board. The March Vroman Agreement provided for a substantially similar bonus in connection with cash flow. Mr. Vroman shall be eligible to receive a bonus of a maximum aggregate of 1,600,000 shares in the event that certain market capitalization milestones are met based on a review of the Company’s audited financial statements and subject to approval by the Board. This reflects an increase above the maximum aggregate of 1,575,000 shares provided for in connection with meeting market capitalization milestones under the March Vroman Agreement. Subsequent to receiving the maximum aggregate 1,600,000 shares provided for under the first three market capitalization milestones, Mr. Vroman will be eligible to receive additional bonuses of 135,000 shares for each doubling in market capitalization of the Company over the market capitalization recorded at the prior bonus threshold, provided such increase is sustained for a period of at least three consecutive trading days. Though specific milestone thresholds and timing requirements vary, the March Vroman Agreement contained a substantially similar provision with respect to a continuing market capitalization bonus. Mr. Vroman may also be eligible for additional compensation in the sole and complete discretion of the Board.

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Mr. Vroman will be eligible to participate in all health, medical, dental and life insurance policies offered to employees of the Company, and the Company will pay all applicable premiums. The Company will reimburse Mr. Vroman up to $10,000 per year as a car allowance, reimburse Mr. Vroman up to $2,500 for home office expenses and reimburse Mr. Vroman for all reasonable out-of-pocket expenses incurred by him in the conduct of the Company’s business. The Vroman Employment Agreement provides Mr. Vroman with four (4) weeks of paid vacation and five (5) days of paid personal time. The Vroman Employment Agreement also provides Mr. Vroman with liability insurance coverage and shall reimburse certain financial planning expenses incurred by Mr. Vroman. All terms provided in this paragraph are substantially similar to those provided in the March Vroman Agreement.

In the event the Company terminates Mr. Vroman’s employment without cause (as defined in the Vroman Employment Agreement), Mr. Vroman will receive (i) the Accrued Obligation (as defined in the Vroman Employment Agreement) and (ii) severance in the amount of equal to the Vroman Base Salary for twenty-four (24) months. In addition, this termination will cause the vesting of all Eightco common stock held by Mr. Vroman and entitle Mr. Vroman to reimbursement of premiums associated with the continuation of health insurance benefits provided under the Vroman Employment Agreement during the remaining Term of Employment (as defined in the Vroman Employment Agreement).

On February 26, 2024, the Company and Brett Vroman entered into General Release and Severance Agreement (the “Vroman Severance Agreement”), effective as of the eighth date following the Vroman Severance Agreement in connection with the termination of the amended and restated employment agreement, by and between the Company and Mr. Vroman, effective as of September 27, 2022. Pursuant to the Vroman Severance Agreement, as of the Separation Date, the Vroman Employment Agreement shall terminate, and no party shall have any further obligation or liability thereunder except as related to any obligations that survive employment termination, including but not limited to the obligations set forth under the Employee Confidential Disclosure, Invention Assignment, Non-Competition, Non-Solicitation and Non-Interference Agreement, attached to the Vroman Employment Agreement.

Pursuant to the Vroman Severance Agreement, the Company will provide Mr. Vroman with (i) back pay wages through the Separation Date in the amount of $151,615.46, less all lawful and authorized withholdings and deductions, to be paid as soon as practicable following the Vroman Effective Date and (ii) severance of 24 months of Mr. Vroman’s base salary, less all lawful and authorized withholdings and deductions, under the Vroman Employment Agreement. Pursuant to the Vroman Severance Agreement, the Company shall also reimburse to Mr. Vroman the premiums associated with the continuation of Mr. Vroman’s health insurance for the period commencing on the Separation Date through December 31, 2024, pursuant to applicable law, expenses in accordance with the Company’s expense reimbursement policy, and the full vesting of any earned shares of Common Stock. The Vroman Severance Agreement also provides for a mutual waiver and release of any claims in connection with Mr. Vroman’s employment, separation and departure from the Company, and for certain customary covenants regarding confidentiality.

Additionally, on February 22, 2024, the Company and CXO Lite, LLC, a limited liability company organized under the laws of Pennsylvania, of which Mr. Vroman is the sole member, entered into a consulting agreement (the “CXO Lite Consulting Agreement”) pursuant to which Mr. Vroman shall be engaged and continue to serve the Company as its Chief Financial Officer.

In September 2025, Mr. Vroman entered into a new agreement. Mr. Vroman’s Agreement provides that he will continue as Chief Financial Officer for a one-year term commencing on a date to be determined in 2025. Mr. Vroman will receive an annualized base salary of $350,000, payable in accordance with the Company’s regular payroll practices. He is eligible for a one-time cash bonus equal to 175% of his base salary ($612,500), payable within thirty days following the twelve-month anniversary of the start date, subject to the same conditions as Mr. O’Donnell’s bonus. Mr. Vroman is also eligible to participate in the Company’s employee benefit plans and will be reimbursed for reasonable business expenses.

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If the employment of Mr. Vroman is terminated by the Company without cause or by the executive for good reason (as defined in their respective agreements), the executive will be entitled to accrued but unpaid base salary and reimbursable expenses through the date of termination, the pro rata portion of base salary for the remainder of the term, an additional six months of base salary and benefits, immediate and full vesting of any outstanding equity securities, and the full amount of the applicable bonus. In the event of a change of control (as defined in the agreements), if the executive’s employment is terminated by the Company without cause or by the executive for good reason within twelve months following such change of control, the executive will be entitled to the payments and benefits described above. The Agreements also contain customary confidentiality and return of property provisions.

Outstanding Equity Awards at 2023 Fiscal Year End

None.

Retirement Plans

The Company expects to maintain a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan will be made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan will be able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

Clawback

We have adopted a clawback policy effective as of November 3, 2023, that complies with the Nasdaq’s new clawback rules promulgated under the SEC’s Rule 10D-1. Under this policy, the Compensation Committee must seek payment of incentive-based compensation, such as cash payments under our annual incentive plan or long-term equity-based incentive awards, that was paid to our executive officers based on financial statements that were subsequently restated. The policy provides that if the Compensation Committee determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, the Compensation Committee will review all incentive-based compensation made to executive officers during the three-year period prior to the restatement. If such payments would have been lower had they been calculated based on such restated results, our Compensation Committee will recoup the payments in excess of the amount that would have been received had it been determined based on the restated amounts.

Additionally, the Sarbanes-Oxley Act of 2002 subjects incentive-based compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of their misconduct, with any financial reporting requirement under securities laws.

DIRECTOR COMPENSATION

Retirement Benefits

The Company expects to maintain a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan will be made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan will be able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

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Director Compensation

The Company’s board of directors’ compensation program is expected to be designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of our stockholders.

The director annual compensation program is expected to provide the following compensation for independent, non-employee directors following the Business Combination:

●	A quarterly retainer (the “Quarterly Retainer”) of $25,000, and 25,000 shares of the Company common stock, a supplemental 5,000 shares of the Company common stock as an annual retainer for each of the Audit Committee Chair, the Compensation Committee Chair, and the Nominating and Governance Committee Chair; and

●	Additional compensation for ad hoc services on a case-by-case basis.

The following table presents summary information regarding the director compensation for each non-employee member of our board of directors for the years ended December 31, 2024.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Brian McFadden (1)	2024	$-	$-	-	-	-	-	-

Kevin O’Donnell (2)	2024	$40,000	$-	-	-	-	-	$40,000

Frank Jennings (3)	2024	$40,000	$-	-	-	-	-	$40,000

Louis Foreman (4)(6)	2024	$40,000	$-	-	-	-	-	$40,000

Mary Ann Halford (5)(6)	2024	$40,000	$-	-	-	-	-	$40,000

(1)	Mr. McFadden served as a director from October 13, 2021 to March 17, 2024.
(2)	Mr. O’Donnell has served as a director since October 15, 2021. He served as the Company’s Executive Chairman until March 17, 2024.
(3)	Mr. Jennings has served as a director of since October 15, 2021.
(4)	Mr. Foreman has served as a director of since October 15, 2021.
(5)	Ms. Halford has served as a director of since October 15, 2021.
(6)	No cash compensation was paid during the year ended December 31, 2024, but amounts were accrued within the Company’s financials.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock, as of the Record Date by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

●	each of our Named Executive Officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power”, which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Accordingly, we have included all shares of common stock issuable to such person upon the exercise of warrants or options currently exercisable or exercisable within 60 days of the date hereof. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

The beneficial ownership of our common stock is based on 197,105,899 shares of common stock issued and outstanding as of the Record Date.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percentage
5% Stockholders
CoinFund Liquid Opportunities LP(1)	10,255,558	5.56%
CoinFund Liquid Opportunities GP LLC(1)	10,255,558	5.56%
CoinFund Management LLC(1)	18,241,012	9.92%
Discovery Capital Management, LLC(2)	14,383,562	7.82%
Robert K. Citrone(2)	14,383,562	7.82%
Discovery Global Opportunity Master Fund, Ltd. (2)	13,241,507	7.20%
Mozayyx UGP, LLC(3)	18,129,352	9.86%
Xuan Yong(3)	18,129,352	9.86%
Matthew Gefter(3)	18,129,352	9.86%
Bitmine Immersion Technologies, Inc. (4)	13,698,630	7.45%
GAMA DAT VI SPV, LLC(5)	11,643,836	6.4%

Named Executive Officers and Directors(6)
Daniel Ives	5,136,986	2.79%
Kevin O’Donnell(7)	599,985	0.33%
Brett Vroman(8)	42,574	0.02%
Frank Jennings(9)	182,689	0.10%
Louis Foreman(10)	45,866	0.02%
Nicola Caiano	350,288	0.19%
Current Executive Officers and Directors as a group (six persons)	6,329,888	3.44%

*	Less than 1%

(1)	Represents securities held by CF Series DAT A LP (“CF DAT A LP”), CF Series DAT A GP LLC (“CF DAT A GP”), CoinFund Liquid Opportunities LP (“CFLO” or “CFLO LP”), CoinFund Liquid Opportunities GP LLC (“CFLO GP”), Series F Liquid Opportunities LP (“Series F” or “Series F LP”), Series F Liquid Opportunities GP LLC (“Series F GP”), Series G Liquid Opportunities LP (“Series G” or “Series G LP”), Series G Liquid Opportunities GP LLC (“Series G GP”) and CoinFund Management LLC (“CoinFund Mgr”). CF DAT A GP is the general partner of CF DAT A LP; CFLO GP is the general partner of CFLO; Series F GP is the general partner of Series F; and Series G GP is the general partner of Series G. CoinFund Mgr is the management company of each of CF DAT A GP, CFLO GP, Series F GP and Series G GP. The business address of these entities is 5 Bryant Park, Suite 1003, New York, NY 10018. Information based on a Schedule 13G filed by such entities on September 16, 2025.

(2)

The business address of these entities and individual is c/o Discovery Capital Management, LLC 20 Marshall Street, Suite 310, South Norwalk, CT 06854. Information based on a Schedule 13G filed by such entities on September 16, 2025.

(3)	Represents securities held by MOZAYYX Tower SPV 2, LP and MOZAYYX Master Fund LP, each of which is controlled by MOZAYYX UGP, LLC (“UGP”), and securities held by Worldcoin Tower Instant LLC, of which UGP is the sole manager. The business address of these entities and individuals is 111 Congress Ave. Suite 1200, Austin, TX, 78701. Information based on a Schedule 13D filed by such entities on September 19, 2025.

(4)	The business address of this entity is 10845 Griffith Peak Dr. #2 Las Vegas, NV 89135. Information based on a Schedule 13G filed by such entities on September 19, 2025.

(5)	Represents shares held by GAMA DAT VI SPV, LLC, Adam Levinson and Graticule Asia Macro Advisors LLC. The business address of such entities and individual is 1 Wallich Street, #16-03, Guoco Tower, Singapore 078881. Information based on a Schedule 13G filed by such entities on September 24, 2025.

(6)	The business address of each of these individuals is c/o Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, Pennsylvania 18042.

(7)	Represents 579,985 shares of common stock, of which 408,500 shares of restricted common stock remain unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. O’Donnell. The Company intends to issue restricted stock units to Mr. O’Donnell to settle the issuance of the unissued restricted stock of 8,500 and unissued options of 20,000. Excludes 23,147 shares of common stock contractually agreed to be issued to Mr. O’Donnell for the partial settlement of severance payments which have never been issued to Mr. O’Donnell and is expected to be paid in cash.

(8)	Represents 568 shares of common stock and 42,006 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Vroman. The Company intends to issue restricted stock units to Mr. Vroman to settle the issuance of the unissued options of 42,006. Excludes 23,147 shares of common stock contractually agreed to be issued to Mr. Vroman for the partial settlement of severance payments which have never been issued to Mr. Vroman and is expected to be paid in cash.

(9)	Represents 162,689 shares of common stock, of which 8,500 shares of restricted common stock remains unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Jennings. The Company intends to issue restricted stock units to Mr. Jennings to settle the issuance of the unissued restricted stock of 8,500 and unissued options of 20,000.

(10)	Represents 25,866 shares of common stock, of which 8,500 shares of restricted common stock remains unissued, and 20,000 shares of common stock to be issued pursuant to a stock option to be granted to Mr. Foreman. The Company intends to issue restricted stock units to Mr. Foreman to settle the issuance of the unissued restricted stock of 8,500 and unissued options of 20,000.

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PROPOSAL 1: THE CHARTER PROPOSAL

Effective November 19, 2025, the Board unanimously adopted and declared the advisability of an amendment to the charter to increase the total number of shares of Common Stock the Company is authorized to issue from 500,000,000 shares to 10,000,000,000 shares. The Board further directed that this amendment be considered at a meeting of stockholders. Accordingly, at the annual meeting, stockholders will vote on a proposal to approve this amendment.

The form of the certificate of amendment is attached as Appendix A to this proxy statement. If approved by the stockholders, the amendment to the charter will become effective upon the filing of the certificate of amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after the special meeting.

Description of the Amendment to the Charter

If the amendment to the charter is approved, the Board will be authorized to issue the additional shares of Common Stock, in its discretion, without further approval of the stockholders, and the Board does not intend to seek stockholder approval prior to any issuance of the shares of Common Stock, unless stockholder approval is required by applicable law or securities exchange rules.

The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock the Company is presently authorized to issue. Holders of shares of Common Stock are entitled vote on all matters submitted to Company stockholders for their vote or approval. Each share of Common Stock has the voting power of one vote. Under the terms of the Company Bylaws, directors will be elected by a plurality of the votes cast by Company’s stockholders present in person virtually or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the Company’s stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by Company’s stockholders present in person virtually or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the charter, the Company’s Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter. Holders of shares of Common Stock are entitled to receive dividends, as and if declared by the board of directors out of legally available funds. Upon the liquidation or dissolution of the Company, the holders of shares of Common Stock are entitled to share ratably in those of Company’s assets that are legally available for distribution to Company stockholders after payment of liabilities and subject to the prior rights of the holders of preferred stock then outstanding.

Reasons for the Amendment to the Charter

The Board believes approval of the amendment is in the best interests of the Company and its stockholders. The authorization of additional shares of Common Stock will allow the Company to explore opportunities for strategic transactions that could result in the issuance of Common Stock, including equity capital raises (including, but not limited to, possible further sales of the ATM Shares (as defined below), as they arise or as the Company’s needs require. The Company is currently a party to an amended and restated Sales Agreement (the “A&R Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”) and R.F. Lafferty & Co., Inc., pursuant to which A&R Sales Agreement, the Company, from time to time, may issue and sell to or through Cantor, acting as principal and/or the sole designated sales agent, shares of Common Stock (the “ATM Shares”) having an aggregate sales price of up to $2,700,000,000. The Company, through November 13, 2025, has sold approximately 10.57 million ATM Shares for gross proceeds of approximately $100 million. Although the Company frequently reviews various transactions, the Company has no commitment to issue additional shares of its Common Stock whether pursuant to the A&R Sales Agreement or any other agreements.

The Board also considered certain risks of the amendment. The issuance of additional shares of Common Stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company’s capital stock. It may also adversely affect the market price of the Common Stock. However, if the issuance of additional shares of Common Stock allows the Company to pursue its business plan and grow its business, the market price of the Common Stock may increase.

While not intended as an anti-takeover provision, the additional shares of Common Stock for which authorization is sought could also be used by management to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock to purchasers who would oppose a takeover or favor the current Board. Although the amendment to the charter has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by management to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

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Required Vote and Recommendation

Approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Neither Delaware law, nor the charter or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with the proposal. Accordingly, stockholders will have no right to dissent and obtain payment for their shares. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHARTER Proposal. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2: ELECTION OF CLASS III DIRECTORS

Introduction

Our Board has nominated Louis Foreman and Nicola Caiano to serve as Class III members of our Board, with such term to expire at the 2028 annual meeting of stockholders or until the appointment, election and qualification of their respective successors. The biography of each of Messrs. Foreman and Caiano is set forth in the section titled “Directors and Executive Officers” above.

The Board believes that each of the foregoing individuals are qualified to serve as members of the Board due to their extensive executive management and leadership experience.

Penalties or Sanctions

The Company has been advised that neither Mr. Foreman nor Mr. Caiano has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Vote Required

Our Bylaws provide for a plurality voting standard for the election of directors. This means that the director nominee with the most votes for a particular seat is elected for that seat. As a result, an abstention or a broker non-vote on this proposal will not have any effect on the elections of the Class III director nominees.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF LOUIS FOREMAN AND “FOR” THE ELECTION OF NICOLA CAIANO TO SERVE AS CLASS III MEMBERS OF THE BOARD FOR A TERM TO EXPIRE AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL the appointment, election, and qualification of THEIR RESPECTIVE successorS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE FOREGOING INDIVIDUALS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 3: RATIFICATION OF SELECTION OF AUDITORS

Introduction

The Audit Committee has selected the independent registered public accounting firm Stephano Slack LLC to serve as our auditors for the fiscal year ending December 31, 2025. It is expected that a representative of Stephano Slack LLC will not be present at the Annual Meeting.

Stephano Slack LLC was appointed as the Company’s independent registered public accounting firm on September 30, 2024. On such date, Morson Cogen LLP, the Company’s former auditor, resigned from its role as independent registered public accounting firm for the Company. Such resignation was made by Morison Cogen in conjunction with its exit from providing audit services to publicly traded companies. In connection with the foregoing exit, the audit partner and audit manager at Morison Cogen who were in charge of the Company’s audit left such firm to join Stephano Slack LLC, which firm was engaged by the Company as described above.

In deciding to appoint Stephano Slack LLC, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Stephano Slack LLC and concluded that Stephano Slack LLC has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

Vote Required

The selection of our independent registered public accounting firm for the year ending December 31, 2025, will be ratified upon the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as an “AGAINST” vote on such matter. However, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. The ratification of the selection of Stephano Slack LLC as our auditors for the year ending December 31, 2025, by our stockholders is not required under the DGCL, but the results of this vote will be considered by the Audit Committee in selecting auditors for future years. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF STEPHANO SLACK LLC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 4: The REDOMESTICATION Proposal

We are seeking shareholder approval for this Proposal 4 to approve the conversion (the “Texas Redomestication”) of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), as more fully described in this Proposal 4, and have determined that the redomestication is in the best interests of the Company and its stockholders. The Texas Redomestication, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (“TBOC”), as set forth in the Company’s plan of conversion (the “Plan of Conversion”), a form of which is included as Annex A to this Proxy Statement. Approval of this Proposal 4 (the “Redomestication Proposal”) will constitute approval of the Plan of Conversion. Through the adoption of the Plan of Conversion, upon the Texas Redomestication:

(1) the Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “Eightco Holdings Inc.”;

(2) the affairs of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law;

(3) the Company will cease to be governed by our existing charter and bylaws and will be instead subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), forms of which are included as Annex B and Annex C, respectively, to this Proxy Statement;

(4) the Texas Redomestication will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth, except a Delaware franchise tax savings;

(5) each outstanding share of our common stock, par value $0.001 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.001 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion;

(6) stockholders will not need to exchange their existing stock certificates for new stock certificates;

(7) each outstanding warrant, option or right to acquire shares of Delaware Corporation Common Stock will continue in existence and automatically become a warrant, option or right to acquire an equal number of shares of the Texas Corporation Common Stock under the same terms and conditions; and

(8) our common stock will continue to be traded on the Nasdaq Capital Market under the symbol “ORBS.” We do not expect any interruption in the trading of our common stock as a result of the Texas Redomestication.

If our stockholders approve the Texas Redomestication, we anticipate that the Texas Redomestication will become effective as soon as practicable following the Annual Meeting (the “Effective Time”). In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and does not anticipate making any other filings to effect the Texas Redomestication. The Texas Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Redomestication, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.

Following the Texas Redomestication, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and Texas Bylaws. Approval of this Proposal will constitute approval of the Texas Charter and Texas Bylaws. Our current Certificate of Incorporation (as amended, the “Delaware Charter”) and our current Bylaws (the “Delaware Bylaws”) will no longer be in effect following completion of the Texas Redomestication. Delaware and Texas provide substantially equivalent bundles of economic, governance, and litigation rights for stockholders, balancing relevant considerations against one another and as relevant to the Company. However, there were two differentiating factors: (1) Texas statutory law on corporate constituencies would better align with the Company’s mission-driven culture; and (2) Delaware has an established and respected business court and the largest body of corporate case law in the country, whereas relatively recently Texas has created a business court, but the Texas statutes are more favorable to the Company and its shareholders. The Board balanced these considerations and concluded that, in its business judgment, it is in the best interests of the Company and all its stockholders for the Company to reincorporate in Texas. The Board, in this evaluation, included an examination of the effect of redomestication on the economic, governance, and litigation rights of stockholders (See Annex D).

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Governance Rights. The Board concluded that governance rights are effectively the same in both states. For example, both Delaware and Texas have similar rules on classified boards, the removal of directors, charter and bylaw amendments, blank check preferred stock, stock buybacks, dividends, and appraisal. Where there may appear to be distinctions, the Board concluded that: most were differences in default rules that could be resolved in a Texas charter and bylaws.

Litigation Rights. The Board identified no areas in which Texas and Delaware law meaningfully diverged on matters of substance. In most areas the Board examined, Texas and Delaware law apply essentially the same substantive rule, though Texas sometimes articulates it a bit differently. These include fiduciary duties owed to the corporation and the stockholders collectively, the corporate opportunities doctrine, director exculpation, indemnification, advancement, the business judgment rule, and the entire fairness standard of judicial review. In addition, the Board considered that Delaware law has addressed a number of issues impacting public companies that Texas law has not (yet), including Caremark oversight claims, public company conflicted controller transactions, and intermediate scrutiny of defensive tactics. However, Texas’s silence in these areas does not mean that Texas law is or will be meaningfully different from Delaware law. Texas courts often look to Delaware law to fill gaps in Texas law, and the Board concluded that there was no reason to believe that Texas law would provide substantially lesser litigation rights than Delaware in areas where it is currently silent. The Board identified two important areas with differences between Texas and Delaware stockholder litigation: procedural approaches to stockholder derivative claims and the fact that Texas recently began a specialized business court system. The Board concluded that these differences were procedural. In addition to its own analysis with its advisors, the Board took note of commentary comparing Delaware and Texas law, including of Institutional Shareholder Services’ prior statement that “reincorporation from Delaware to Texas would appear to have a neutral impact on shareholders’ rights,” and Glass Lewis’ prior statement that “in most respects, the corporate statutes in Delaware and Texas are comparable.” Both have previously recommended voting in favor of multiple Delaware-to-Texas reincorporations.

Certain Risks Associated with the Texas Redomestication. Although the Board believes that Texas Redomestication is in the best interests of the Company and all of its stockholders, there can be no assurance that the Texas Redomestication will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under Texas or the application of Texas law to the internal affairs of the Company.

Extensive Delaware Case Law and Established Court System. The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts. They have an extensive body of case law. The trials are before judges who are experts in corporate law. Delaware statutory law is regularly updated by the legislature. The Delaware system has long and widely been lauded for its expertise. Texas’s business courts were relatively recently created. They have less existing corporate case law.

Certain Differences Between Delaware and Texas Law. Although the Board has determined that the rights of stockholders under the DGCL and the TBOC are substantially equivalent and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects from the TBOC and existing Texas case law in ways that may affect the rights of our stockholders (See Annex D). For instance, as further explained in the Company’s summary below, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Texas Redomestication.

Further, the TBOC expressly provides that it does not prohibit directors or officers from considering, approving or taking an action that promotes or has the effect of promoting a social, charitable or environmental purpose. Under Delaware law, on the other hand, there is no express statutory authority to consider such purposes, and fiduciary duties in most circumstances merely require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Texas corporation, it is possible that our directors may consider the interests of other constituents.

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The Board identified a handful of areas where the rule in Texas differed in some respect from the rule in Delaware. These were generally procedural and not relevant to the Company. The most potentially important area is related to antitakeover protections. Both Delaware and Texas permit a range of anti-takeover defenses, including poison pills. Both have business combination provisions, though they apply at different ownership thresholds: 20% in Texas and 15% in Delaware. Both allow boards of directors to create new vacancies and to fill them, though Texas limits the number of such vacancies that can be filled without a stockholder vote to two. Another potential area of difference involved cash-out transactions and “Revlon duties”: Texas statutes allow directors to consider “the long-term and short-term interests of the corporation and the stockholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, though in many circumstances they are allowed to also “just say no” to a potential transaction and consider long-term interests.

No Exchange of Stock Certificates Required. Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and your stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the Texas Corporation; however, after the Texas Redomestication, any shareholder desiring a new stock certificate may submit the existing stock certificate to Nevada Agency and Transfer Company, the Company’s transfer agent, for cancellation and obtain a new certificate by contacting Nevada Agency and Transfer Company at (775) 322-0626. All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each outstanding warrant and option to purchase shares of Delaware Corporation Common Stock under these plans will be converted into a warrant and option to purchase an equal number of shares of the Texas Corporation Common Stock on the same terms and conditions as in effect immediately prior to the Texas Redomestication. Each other stock award will be converted to an equivalent award with the same terms issued by the Texas Corporation.

Certain Federal Income Tax Consequences. We believe that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Texas Redomestication. The aggregate tax basis of the Texas Corporation Common Stock received by a stockholder of the Company as a result of the Texas Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock held by that stockholder as a capital asset at the time of the Texas Redomestication. Each stockholder’s holding period of the Texas Corporation Common Stock received in the Texas Redomestication will include the holding period of the common stock converted into that Texas Corporation Common Stock, provided the shares are held by such stockholder as a capital asset at the time of the Texas Redomestication. This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Texas Redomestication under all applicable tax laws. This discussion is based on the U.S. Internal Revenue Code (the “Tax Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Redomestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

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Franchise Tax Savings and Filing Fees. The Company’s status as a Delaware corporation requires the Company to comply with franchise tax obligations in Delaware. The Company’s franchise taxes to the state of Delaware will no longer be required to be paid if the Texas Redomestication is completed. The Company’s Texas tax obligations will not change because of the Texas Redomestication, because the Texas franchise tax is based upon revenue only generated in Texas. Accordingly, the Texas Redomestication will result in savings by the Company of the Delaware franchise tax.

No Change in Business, Jobs or Physical Location. The Texas Redomestication will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth. Our management, including all directors and officers, will remain the same in connection with the Texas Redomestication and will have identical positions with the Texas Corporation. The Texas Redomestication will not affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

No Securities Act Consequences. We will continue to be a publicly held company following completion of the Texas Redomestication, and our common stock will continue to be listed on the Nasdaq Capital Market and traded under the symbol “ORBS.” We will continue to file the required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock as a result of the Texas Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as we and our stockholders were prior to the Texas Redomestication.

No Material Accounting Implications. Effecting the Texas Redomestication will not have any material adverse accounting implications.

Change After Texas Redomestication. Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, following completion of the Texas Redomestication, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Delaware corporation. By virtue of the Texas Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Texas Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired.

In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware. The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.

Vote Required

The affirmative vote of a majority of the voting power of the shares issued and outstanding and entitled to vote on this proposal is required to approve the redomestication of the Company from Delaware to Texas by conversion. Abstentions will have the same effect as an “AGAINST” vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for Proposal 4. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as an “AGAINST” vote.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 5: ADJOURNMENT PROPOSAL

Our Board has approved a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any or all of the other proposals being voted on at the Annual Meeting.

Background and Purpose of the Proposal

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the other proposals being voted on at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Annual Meeting will be against any proposal, we could adjourn or postpone the Annual Meeting without a vote on the other proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Adjournment Proposal.

Report of the Audit Committee

The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements. In fulfilling its oversight responsibilities, the audit committee:

●	reviewed and discussed our financial statements as of and for the fiscal year ended December 31, 2024, with management and our prior auditor, Stephano Slack LLC, which resigned from its role as the Company’s independent registered public accounting firm in conjunction with its exit from providing audit services to publicly traded companies;

●	discussed with Morison Cogen LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

●	received the written disclosures and the letter from Stephano Slack LLC required by the applicable requirements of the PCAOB; and

●	discussed the independence of Stephano Slack LLC with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements and related notes thereto be included in our 2024 Annual Report for filing with the SEC. The Audit Committee also appointed Stephano Slack LLC as our independent registered public accounting firm for fiscal year ended December 31, 2024.

Submitted by the Audit Committee of our Board:

Frank Jennings

Louis Foreman

Nicola Caiano

ACCOUNTING FEES

The following is a summary of the fees billed to the Company by Morison Cogen, our prior auditors, and tax professionals for professional accounting services rendered for the fiscal years ended December 31, 2024 and 2023.

	Fiscal Year 2024	Fiscal Year 2023
Audit Fees (1)	$213,766	$148,253
Audit-Related Fees	—	85,011
Tax Fees (2)	—	53,250
Other Fees (3)	—	10,789
Total	$213,766	$297,303

(1) Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10–Q. Other fees consist of comfort letter service fees.

(2) Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns.

(3) Other fees consist of fees billed for professional services related to non-recurring fees for the initial public offering and the acquisitions completed during the year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

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A “Related Party Transaction” is a transaction, arrangement, or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. A “Related Party” means:

●	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or a member of or nominee for the Board;

●	any person (including any entity or group) who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer, or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer, or beneficial owner of more than five percent (5%) of our voting stock;

●	any of the foregoing persons that qualify as such at any time during the fiscal year in which a transaction that would otherwise be subject to this the policy occurs, even if such person has ceased to have such status during such fiscal year; and

●	any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

In addition, we will have in place policies and procedures designed to minimize potential conflicts of interest arising from any dealings the Company may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to the Audit Committee charter, the Audit Committee will have the responsibility to review related party transactions.

Related Party Transactions

On February 29, 2024, Forever 8 and Mainspring, LLC, an entity controlled by the Company’s Former Chief Executive Officer, entered into the Series B Loan and Security Agreement whereby Mainspring advanced Forever 8 $50,000. Forever 8 issued Mainspring, LLC a Promissory Note in the amount of $50,000 on this same date.

On February 26, 2024, Mainspring, LLC, purchased 60,976 shares of common stock though the Company’s February 2024 private placement.

On February 14, 2024, Forever 8 and Brett Vroman, the Company’s Chief Financial Officer, entered into the Series B Loan and Security Agreement whereby Mr. Vroman advanced Forever 8 $100,000. Forever 8 issued Mr. Vroman a Promissory Note in the amount of $100,000 on this same date.

On August 29, 2023, Forever 8 and Frank Jennings, a Company director, entered into the Series A Loan and Security Agreement whereby Mr. Jennings advanced Forever 8 $100,000. Forever 8 issued Mr. Jennings a Promissory Note in the amount of $100,000 on this same date.

On August 17, 2023, Forever 8 and Kevin O’Donnell, a Company director, entered into the Series A Loan and Security Agreement whereby Mr. O’Donnell advanced Forever 8 $100,000. Forever 8 issued Mr. O’Donnell a Promissory Note in the amount of $100,000 on this same date.

On June 21, 2023, Forever 8 and Brian McFadden, the Company’s Former Chief Executive Officer, entered into the Series A Loan and Security Agreement whereby Mr. McFadden advanced Forever 8 $100,000. Forever 8 issued Mr. McFadden a Promissory Note in the amount of $100,000 on this same date.

On May 30, 2023, Forever 8 and TXC Services, LLC, an entity controlled by a Forever 8 member, entered into the Series A Loan and Security Agreement whereby TXC Services, LLC advanced Forever 8 $225,000. Forever 8 issued TXC Services, LLC a Promissory Note in the amount of $225,000 on this same date.

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On April 1, 2023, Forever 8 and Paul Vassilakos, the Company’s Former Chief Executive Officer, entered into the Series A Loan and Security Agreement whereby Mr. Vassilakos advanced Forever 8 $675,000. Forever 8 issued Mr. Vassilakos a Promissory Note in the amount of $675,000 on this same date.

On April 1, 2023, Forever 8 and TXC Services, LLC, entered into the Series A Loan and Security Agreement whereby TXC Services, LLC advanced Forever 8 $975,000. Forever 8 issued TXC Services, LLC a Promissory Note in the amount of $975,000 on this same date.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders must be received by us on or before July 31, 2026, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Secretary.

Stockholder proposals to be presented at our Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders, must be presented and received in accordance with the provisions of our Bylaws. Our Bylaws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive office not less than 45 days (or October 14, 2026) nor more than 75 days (or September 14, 2026) before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year or if the date of the annual meeting is more than 30 days before or more than 60 days after the previous year’s annual meeting, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by us.

The stockholder must update and supplement its notice to us of his or her intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is 10 days following the record date. Any such update and supplement should be mailed to: Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, Attention: Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee and, if so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation. We have retained Kingsdale Advisors as our strategic stockholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at 1-888-327-0821 or (call collect outside North America) at +1-917-933-5119 or by email at contactus@kingsdaleadvisors.com. We expect to pay Kingsdale Advisors approximately $10,000 for their services.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules concerning the delivery of annual disclosure documents allow us or stockholders’ brokers to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or stockholders’ brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders in the same household and helps to reduce our expenses. This rule applies to our notices, annual reports, proxy statements and information statements.

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As such, owners of common stock in street name may receive a notice from their broker or bank stating that only one annual report or proxy statement will be delivered to multiple security holders sharing an address. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the Company will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Eightco Holdings Inc., 101 Larry Holmes Drive, Suite 313, Easton, PA 18042.

OTHER MATTERS

At the date of this Proxy Statement, we know of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in our interest and the stockholders.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

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Appendix A

FORM OF CERTIFICATE OF AMENDMENT TO

THE CERTIFICATE OF INCORPORATION

OF EIGHTCO HOLDINGS INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Eightco Holdings Inc., a corporation organized under and existing by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

1.	The name of the corporation is Eightco Holdings Inc. (the “Corporation”).

2.	The date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was March 9, 2022.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

4.	The Certificate of Incorporation is hereby amended by replacing paragraph (a) of Article FOURTH with the following:

“(a) The total number of shares of capital stock which the Corporation shall have authority to issue is ten billion ten million (10,010,000,000) shares, consisting of ten billion (10,000,000,000) shares of Common Stock, each having a par value of $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares of Preferred Stock, each having a par value of $0.001 per share (the “Preferred Stock”).”

5.	The foregoing amendment was effected pursuant to a resolution of the Board of Directors of said corporation.

6.	Thereafter, pursuant to a resolution by the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

[Signature page follows.]

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IN WITNESS WHEREOF, Eightco Holdings Inc. has caused this Certificate of Amendment to be duly executed by the undersigned duly authorized officer as of this __ day of __________, 2025.

EIGHTCO HOLDINGS INC.

By:
Name:
Title:

34

Annex A

Form of Plan of Conversion

of

Eightco Holdings Inc., a Delaware corporation,

into

Eightco Holdings Inc., a Texas corporation

This PLAN OF CONVERSION (this “Plan”), dated as of __________, 2025, is hereby adopted by Eightco Holdings Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Eightco Holdings Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation, as amended, of the Converting Entity.

NOW, THEREFORE, the Entity does hereby adopt this Plan, as set forth below:

1.	Plan of Conversion

a.	The name of the Converting Entity is “Eightco Holdings Inc.”, a Delaware corporation.

b.	The name of the Converted Entity is “Eightco Holdings Inc.”, a Texas corporation.

c.	The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Eightco Holdings Inc.”; that is, in the organizational form of the Converted Entity.

d.	The Converted Entity is to be a corporation, and its jurisdiction of formation is the State of Texas.

e.	As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $0.001 per share, of the Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, common stock or other equity security of the Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share.

f.	As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

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g.	All of the outstanding certificates representing shares of common stock of the Converting Entity immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock of the Converted Entity.

h.	As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2.	Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time on which such Texas Certificate is accepted by the Texas Secretary of State shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL.

3.	Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1.c of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4.	Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5.	Foreign Qualifications of Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

6.	Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7.	Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

IN WITNESS WHEREOF, Eightco Holdings Inc., a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

Eightco Holdings Inc.
a Delaware corporation

By:
Name:
Title:

A-2

Annex B

Form of Texas Charter

CERTIFICATE OF FORMATION

OF

EIGHTCO HOLDINGS INC.,

a Texas Corporation

Eightco Holdings Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:

A. Eightco Holdings Inc. (formerly known as Eightco Holdings Inc.), a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 101 Larry Holmes Drive, Suite 313, Easton, PA 18042, was originally incorporated on March 9, 2022.

B. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Eightco Holdings Inc.” on [Effective Date of Conversion] pursuant to a plan of conversion, under which the Delaware Corporation converted to the Corporation.

ARTICLE I

Name

The name of the Corporation is Eightco Holdings Inc.

ARTICLE II

Registered Office and Agent

The address of the Corporation’s registered office in the State of Texas is [Insert Registered Office Address]. The name of its registered agent at such address is [Insert Registered Agent Name]. The initial mailing address of the Corporation is 101 Larry Holmes Drive. Suite 313, Easton, PA 18042.

ARTICLE III

Purpose

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).

ARTICLE IV

Authorized Capital Stock

4.1 Authorized Shares. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 10,010,000,000, consisting of 10,000,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

4.2 Increase or Decrease in Authorized Capital Stock. The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, except as may be required by the TBOC, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 4.4 of this Article IV.

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4.3 Common Stock.

(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Certificate of Formation, and subject to the rights of the holders of Preferred Stock, at any annual or special meeting of the shareholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation or pursuant to the TBOC.

(b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) No holder of shares of Common Stock of the Corporation shall have any preemptive or preferential right of subscription to any shares of the Corporation of any class, whether now or hereafter authorized, or to any obligations convertible into shares of the Corporation, whether now or hereafter authorized, issued, sold, or offered for sale by the Corporation. Preemptive rights are expressly denied with respect to the Common Stock pursuant to Section 21.203 of the Texas Business Organizations Code (as amended from time to time).

(d) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

4.4 Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certificate of designations filed pursuant to the TBOC the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including without limitation dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

(b) Holders of Preferred Stock shall not have preemptive rights, except to the extent (if any) such rights are expressly provided in the resolution or resolutions of the Board of Directors establishing the series of Preferred Stock pursuant to the authority granted in this Certificate of Formation.

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(c) The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Formation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

Board of Directors

5.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

5.2 Number of Directors; Election; Term.

(a) The number of directors that constitutes the entire Board of Directors of the Corporation shall be fixed solely by the manner provided in the Bylaws.

(b) The Board of Directors shall be classified and the directors serving thereon shall be divided into three classes, designated Class I, Class II and Class III. Each class of directors serving on the Board of Directors shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The initial term of the Class I directors shall terminate on the date of the 2026 Annual Meeting; the initial term of the Class II directors shall terminate on the date of the 2027 Annual Meeting; and the initial term of the Class III directors shall terminate on the date of the 2028 Annual Meeting. After the initial term of the Class I, Class II and Class III directors has expired, at each Annual Meeting thereafter, all directors of such class shall be elected for a three-year term.

(c) The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 5.4 of this ARTICLE V, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified or until his or her earlier death, resignation, or removal.

5.3 Removal. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, a director may be removed from office by the shareholders of the Corporation only for cause.

5.4 Vacancies and Newly Created Directorships. Except as otherwise provided in the TBOC, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (a) the Board of Directors at any meeting of the Board of Directors by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or (b) a sole remaining director, in each case to the extent permitted by the TBOC. A person so elected or appointed to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been assigned by the Board of Directors and until his or her successor shall have been duly elected and qualified.

ARTICLE VI

Bylaws

The Bylaws may be adopted, amended or repealed by shareholders in the manner now or hereafter prescribed by this Certificate of Formation, the Bylaws or the TBOC. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE VII

Shareholder Action

7.1 Action by Written Consent of Shareholders. Any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted to be taken by the shareholders of the Corporation by written consent, and not at a duly called annual or special meeting of shareholders of the Corporation, may only be taken if such written consent is signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be delivered to the Corporation at its principal office.

B-3

7.2 Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders of the Corporation may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, (to the extent required by the TBOC) the president, or by the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.

7.3 Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

Limitation of Personal Liability and Indemnification

8.1 Limitation of Personal Liability. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Section 8.1 by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Section 8.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

8.2 Indemnification. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) its directors, officers and agents of the Corporation (and any other persons to which the TBOC permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise.

ARTICLE IX

Amendment of Certificate of Formation

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation (including any rights, preferences or other designations of Preferred Stock), in the manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX.

ARTICLE X

Books and Records; Principal Office

The principal office of the Corporation may be located within or outside the State of Texas, as determined from time to time by the Board of Directors or as provided in the Bylaws of the Corporation. Except as otherwise expressly required by the Texas Business Organizations Code, the books, records, accounts, and minutes of the Corporation may be kept at such place or places, within or outside the State of Texas, as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. The Corporation shall maintain at its registered office in the State of Texas those records required to be maintained thereunder by Section 3.151 of the Texas Business Organizations Code.

[Signature page follows]

B-4

IN WITNESS WHEREOF, Eightco Holdings Inc. has caused this Certificate of Formation to be signed by a duly authorized officer of the Corporation on this [Day] day of [Month], 2025.

By:
Name:
Title:

B-5

Annex C

Form of Texas Bylaws

AMENDED AND RESTATED BYLAWS OF EIGHTCO HOLDINGS INC.

(a Texas Corporation)

Effective as of [●], upon approval by the stockholders and effectiveness of the Company’s conversion/redomestication to Texas. Adopted pursuant to the Texas Business Organizations Code (the “TBOC”).

ARTICLE I – CORPORATE OFFICES AND RECORDS

1.1 Registered Office. The registered office of Eightco Holdings Inc. (the “Corporation”) shall be located in the State of Texas at such address as set forth in the Corporation’s Certificate of Formation or as may be designated from time to time by the Board of Directors (the “Board”).

1.2 Other Offices. The Corporation may maintain other offices within or outside the State of Texas as the Board may determine or as the business of the Corporation requires.

1.3 Books and Records. Except as otherwise required by the TBOC, the books, records, and accounts of the Corporation may be kept at such place or places, within or outside the State of Texas, as may be designated by the Board. The Corporation shall maintain at its registered office in Texas those records required to be kept under the TBOC.

ARTICLE II – MEETINGS OF SHAREHOLDERS

2.1 Place and Format of Meetings. Meetings of shareholders shall be held at such place, within or outside the State of Texas, as may be designated by the Board. The Board may determine that any meeting be held solely by means of remote communication to the extent permitted under the TBOC.

2.2 Annual Meeting. The annual meeting of shareholders shall be held at such date and time and at such place (if any) as may be fixed from time to time by the Board, for the purpose of electing directors and transacting such other proper business as may be brought before the meeting in accordance with these Bylaws.

2.3 Special Meetings. Special meetings of the shareholders may be called only by (a) the Board, (b) the Chairperson of the Board, (c) the Chief Executive Officer, (d) the President; or (e) by the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting. The Board may postpone or reschedule, or, in the case of a special meeting not called by shareholders, cancel any previously scheduled special meeting. The notice of a special meeting shall state the purpose or purposes for which the meeting is called, and only such business may be conducted as is properly brought by or at the direction of the person(s) calling the meeting in accordance with these Bylaws.

2.4 Advance Notice Procedures.

At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (i) pursuant to the Corporation’s proxy materials for such meeting; (ii) by or at the direction of the Board; or (iii) by a shareholder of record who has complied with the notice procedures in this Section 2.4 and whose proposed business is a proper matter for shareholder action.

To comply with clause (iii), a shareholder’s timely notice must be received by the Secretary at the Corporation’s principal executive offices not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date the Corporation first mailed its proxy materials (or notice of availability thereof, if earlier) for the preceding year’s annual meeting; provided, that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then the notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting or (B) the tenth day following the day on which Public Announcement of the date of such annual meeting is first made. No adjournment or postponement of an annual meeting or announcement thereof shall commence a new time period for the giving of a shareholder’s notice.

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“Public Announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

To be in proper written form, a shareholder’s notice must set forth, as to each matter of business the shareholder intends to bring before the annual meeting: (a) a brief description of the business, the text of any resolutions proposed, and the reasons for conducting such business; (b) the name and address of the shareholder and any Stockholder Associated Person; (c) the class and number of shares that are held of record or beneficially by the shareholder and any Stockholder Associated Person, and any derivative positions; (d) a description of any hedging or other transactions entered into by or on behalf of the shareholder or any Stockholder Associated Person with respect to the Corporation’s securities, including any short positions or borrowing/lending of shares, and any other agreement or understanding affecting voting power; (e) any material interest of the shareholder or any Stockholder Associated Person in such business; and (f) a statement whether the shareholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power reasonably believed necessary to carry the proposal (a “Business Solicitation Statement”). The notice must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information in clauses (c) and (d) as of such record date.

A “Stockholder Associated Person” of any shareholder means (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder; (ii) any beneficial owner of shares owned by such shareholder and on whose behalf the proposal or nomination is being made; or (iii) any person controlling, controlled by, or under common control with any person described in clauses (i) or (ii).

Without exception, no business shall be conducted at any annual meeting except in accordance with this Section 2.4 (and, if applicable, the nomination procedures below). Business proposed by a shareholder may not be conducted if the shareholder or any Stockholder Associated Person takes action contrary to the representations made in the Business Solicitation Statement or if such statement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the meeting shall determine and declare whether business was properly brought and, if not, such business shall not be conducted.

Nominations of persons for election or re-election as directors at an annual meeting may be made only (A) by or at the direction of the Board or (B) by a shareholder of record who timely delivers a notice to the Secretary in proper written form. To be timely, a nomination notice must be received at the time set forth above. In the event the number of directors to be elected is increased and there is no Public Announcement naming all nominees or specifying the size of the increased Board at least ten days before the last day a shareholder may deliver notice, a shareholder’s notice shall be timely, but only with respect to nominees for any new positions created by such increase, if received not later than the close of business on the tenth day following the date of the Public Announcement.

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To be in proper written form, the nomination notice must set forth, as to each person (a “nominee”) proposed: (a) the nominee’s name, age, business address, and residence address; (b) principal occupation or employment; (c) the class and number of shares held of record or beneficially and any derivative positions; (d) any hedging or other transactions or agreements affecting voting power; (e) all arrangements or understandings between or among the shareholder and each nominee and any other person(s) pursuant to which the nominations are to be made or concerning service on the Board; (f) a written statement of the nominee acknowledging fiduciary duties to the Corporation and its shareholders under applicable law; and (g) any other information required to be disclosed under Regulation 14A under the Exchange Act (including the nominee’s written consent to being named in the proxy statement, if any, and to serve if elected). The notice must also set forth the information required under clauses (b) through (f) of the business notice above with respect to the nominating shareholder and a statement whether such shareholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power reasonably believed to be necessary to elect such nominee(s) (a “Nominee Solicitation Statement”). At the request of the Board, any nominee must furnish such information as may reasonably be required to determine eligibility and independence.

No person shall be eligible for election or re-election as a director unless nominated in accordance with these procedures. A nominee shall not be eligible if a shareholder or any Stockholder Associated Person takes action contrary to the representations in the Nominee Solicitation Statement or if such statement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson shall determine and declare whether any nomination was properly made, and any defective nomination shall be disregarded.

If the Board has authorized that shareholders may fill a vacancy or newly created directorship at a special meeting, nominations at such special meeting shall be made only (1) by or at the direction of the Board or (2) by a shareholder of record who timely delivers a written notice of nomination including the information set forth above. To be timely, such notice must be received not later than the close of business on the later of the 90th day prior to the special meeting or the tenth day following the Public Announcement of the date of the special meeting and of the Board’s nominees.

In addition to these Bylaws, a shareholder must comply with all applicable requirements of law and the Exchange Act with respect to the matters set forth in this Section 2.4.

2.5 Notice of Meetings. Written or electronic notice stating the place, if any, date, and hour of the meeting shall be given to each shareholder entitled to vote at such meeting within the time period required by the TBOC, and in the case of a special meeting, the notice shall state the purpose or purposes for which the meeting is called.

2.6 Quorum. The holders of one-third of the voting power of the shares entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except as otherwise required by the TBOC, the Certificate of Formation, these Bylaws, or the rules of any applicable securities exchange. Once a quorum is present, it shall not be broken by the withdrawal of shareholders.

2.7 Adjournment; Notice of Adjourned Meetings. The chairperson of any meeting or shareholders entitled to vote at the meeting, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if a new record date for the adjourned meeting is fixed, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

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2.8 Conduct of Meetings. The chairperson of the meeting shall determine the order of business and the procedures to be followed, including regulation of the manner of voting and conduct of business. The chairperson shall be designated by the Board; in the absence of such designation, the Chairperson of the Board, the Chief Executive Officer, the President, or any other executive officer of the Corporation shall serve as chairperson in that order of precedence.

2.9 Voting. Except as otherwise provided by law, the Certificate of Formation, these Bylaws, or the rules of any applicable securities exchange, each shareholder shall be entitled to one vote for each share of capital stock held. In all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes cast unless otherwise provided by the Certificate of Formation or applicable law.

2.10 Action by Written Consent. To the extent permitted by the TBOC and the Certificate of Formation, subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted to be taken by the shareholders of the corporation by written consent, and not at a duly called annual or special meeting of shareholders of the corporation, may only be taken if such written consent is signed by all holders of shares entitled to vote on such action.

2.11 Record Dates. The Board may fix a record date for determining shareholders entitled to notice of or to vote at any meeting, for any dividend or other distribution, for any rights, or for any other lawful action. If no record date is fixed, the record date shall be as provided by the TBOC.

2.12 Proxies. Shareholders may vote by proxy authorized in writing or by electronic transmission, to the extent permitted by the TBOC and these Bylaws. No proxy shall be valid after eleven months years from its date, unless the proxy provides for a longer period.

2.13 Shareholder List. The officer who has charge of the stock ledger shall prepare and make, at least ten days before every meeting of shareholders (or such shorter period as may be permitted under the TBOC), a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder. The list shall be available for examination by any shareholder for any purpose germane to the meeting, during ordinary business hours, at the Corporation’s principal place of business or on a reasonably accessible electronic network, and at the meeting.

2.14 Inspectors of Election. The Board shall appoint one or more inspectors of election to act at any meeting of shareholders. Each inspector shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality. The inspectors shall ascertain the number of shares outstanding and the voting power of each share, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, and certify their determinations.

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ARTICLE III – DIRECTORS

For purposes of these Bylaws, “Whole Board” means the total number of authorized directors whether or not there exist vacancies.

3.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law or the Certificate of Formation.

3.2 Number and Classification. The number of directors shall be fixed from time to time by resolution of the Whole Board, subject to any provision of the Certificate of Formation. If provided in the Certificate of Formation, the Board may be divided into classes with staggered terms, and directors of each class shall hold office until their successors are duly elected and qualified, or until their earlier death, resignation, disqualification, or removal.

3.3 Election; Qualification; Term. Except as provided in Section 3.4, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal. Directors need not be shareholders unless required by the Certificate of Formation or these Bylaws.

3.4 Resignation and Vacancies. Any director may resign at any time by delivering written or electronic notice to the Corporation. A resignation is effective when delivered unless it specifies a later effective date or an effective date determined upon the happening of an event. Unless otherwise provided in the Certificate of Formation or these Bylaws, vacancies and newly created directorships may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the shareholders, subject to the TBOC and the Certificate of Formation.

3.5 Meetings; Participation by Communications Equipment. The Board may hold meetings, regular or special, within or outside the State of Texas. Members of the Board may participate in meetings by means of conference telephone or other communications equipment by which all persons participating can hear each other, and such participation shall constitute presence in person at the meeting.

3.6 Regular Meetings. Regular meetings of the Board may be held without notice at such times and places as shall be determined by the Board.

3.7 Special Meetings; Notice. Special meetings of the Board may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, the Secretary, or a majority of the authorized number of directors, at such times and places as they shall designate. Notice shall be given in any reasonable manner and within a reasonable time prior to the meeting.

3.8 Quorum; Voting. A majority of the total authorized number of directors shall constitute a quorum for the transaction of business. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, except as otherwise provided by law, the Certificate of Formation, or these Bylaws.

3.9 Action by Written Consent. Any action required or permitted to be taken at a meeting of the Board or any committee may be taken without a meeting if all members of the Board or committee consent in writing or by electronic transmission, and such consent is filed with the minutes of the proceedings.

3.10 Compensation. The Board may fix the compensation of directors.

3.11 Removal. Except as may be otherwise specifically provided by the Certificate of Formation and subject to the TBOC, directors may be removed from office by the shareholders only for cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term.

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ARTICLE IV – COMMITTEES

4.1 Committees of Directors. The Board may designate one or more committees, each to consist of one or more directors. The Board may designate one or more directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board and permitted by the TBOC, shall have and may exercise the powers and authority of the Board in the management of the business and affairs of the Corporation; provided, however, that no committee shall have the power or authority to (i) approve or adopt, or recommend to shareholders, any action expressly required by law to be submitted to shareholders for approval, or (ii) adopt, amend, or repeal any Bylaw.

4.2 Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III governing meetings of the Board, with such changes in context as are necessary to substitute the committee and its members for the Board and its members, unless otherwise provided by resolution of the Board or the committee.

4.4 Subcommittees. Unless otherwise provided in the Certificate of Formation, these Bylaws, or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V – OFFICERS

5.1 Officers. The officers of the Corporation shall include a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson, a Chief Executive Officer, a Chief Financial Officer or Treasurer, a Chief Operating Officer, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries, and such other officers and agents as may be appointed in accordance with these Bylaws. Any number of offices may be held by the same person.

5.2 Appointment. The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with Section 5.3, subject to any rights under contracts of employment.

5.3 Subordinate Officers. The Board may appoint, or empower the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) to appoint, such other officers and agents as the business of the Corporation may require. Each such officer or agent shall hold office for such period, have such authority, and perform such duties as provided in these Bylaws or as determined by the Board.

5.4 Removal and Resignation. Subject to any rights under contracts of employment, any officer may be removed, with or without cause, by the Board or by any officer upon whom such power is conferred by the Board. Any officer may resign at any time by delivering written or electronic notice to the Corporation, effective upon receipt unless a later effective date is specified.

5.5 Vacancies. Any vacancy in any office shall be filled by the Board or as provided in Section 5.3.

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5.6 Authority to Represent Shares or Interests of Other Entities. The Chairperson of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Secretary, or any other person authorized by the Board may vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares or other equity interests of any other entity standing in the name of the Corporation.

5.7 Duties of Officers. Officers shall have such powers and perform such duties as may be designated by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI – STOCK AND TRANSFER

6.1 Certificated and Uncertificated Shares. Shares of the Corporation may be certificated or uncertificated, as determined by the Board and permitted by the TBOC. Certificates shall be signed by or in the name of the Corporation by such officers as the Board may designate. If any officer, transfer agent, or registrar who has signed a certificate ceases to hold office before issuance, the certificate may nevertheless be issued with the same effect as if such person were in office on the date of issue.

6.2 Legends and Notices. If the Corporation is authorized to issue more than one class or series of stock, the powers, designations, preferences, rights, and limitations of each class or series shall be set forth in full or summarized on the face or back of the certificate representing such stock, or the Corporation shall furnish such information without charge upon request. For uncertificated shares, the Corporation shall send the registered owner a written notice containing the information required to be stated on certificates or a statement that such information will be furnished without charge upon request.

6.3 Lost, Stolen, or Destroyed Certificates. The Corporation may issue a new certificate or uncertificated shares in place of any certificate alleged to have been lost, stolen, or destroyed, upon such terms as the Corporation may require, including the provision of a bond sufficient to indemnify the Corporation against any claim made against it on account of the loss, theft, or destruction.

6.4 Dividends. Subject to applicable law and the Certificate of Formation, the Board may declare and pay dividends upon the shares of the Corporation’s capital stock in cash, property, or shares of the Corporation’s capital stock.

6.5 Transfer of Stock. Transfers of shares shall be made only upon the Corporation’s books by the holders thereof or by their duly authorized attorneys, and, if such stock is certificated, upon surrender of the certificate(s) properly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, not prohibited by law, the Certificate of Formation, these Bylaws, or contract.

6.6 Stock Transfer Agreements. The Corporation may enter into and perform agreements with any number of shareholders to restrict the transfer of shares of any class or series in any manner not prohibited by law.

6.7 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of persons registered on its books as the owners of shares to receive dividends and to vote as such owners, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, except as otherwise provided by law.

ARTICLE VII – NOTICES AND WAIVERS

7.1 Manner of Giving Notice. Notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at the address appearing on the Corporation’s records. An affidavit of the Secretary or of an agent of the Corporation that notice has been given shall be prima facie evidence of the facts stated therein.

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7.2 Electronic Notice. Any notice to shareholders under the TBOC, the Certificate of Formation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Notices given by electronic transmission shall be deemed given when directed to the electronic address provided by the shareholder or as otherwise provided by law.

7.3 Notice to Shareholders Sharing an Address. To the extent permitted by law, any notice to shareholders may be given by a single written notice to shareholders who share an address if consented to by the shareholders at that address, which consent shall be revocable by written notice to the Corporation.

7.4 Waiver of Notice. Whenever notice is required, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission, whether before or after the time stated in the notice, shall be deemed equivalent to notice. Attendance at a meeting shall constitute a waiver of notice unless the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE VIII – INDEMNIFICATION AND ADVANCEMENT; INSURANCE

8.1 Indemnification of Directors and Officers in Third-Party Proceedings. Subject to the other provisions of this Article VIII and to the fullest extent permitted by the TBOC, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer is or was serving at the request of the Corporation as a director, officer, employee, or agent of another entity, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and reasonably believed the conduct was in or not opposed to the best interests of the Corporation, and with respect to any criminal Proceeding, had no reasonable cause to believe the conduct was unlawful.

8.2 Indemnification of Directors and Officers in Proceedings by or in the Right of the Corporation. Subject to the other provisions of this Article VIII and to the fullest extent permitted by the TBOC, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer is or was serving at the request of the Corporation as a director, officer, employee, or agent of another entity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and reasonably believed the conduct was in or not opposed to the best interests of the Corporation; provided that no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged liable to the Corporation unless and only to the extent that the court in which such Proceeding was brought shall determine, upon application, that despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses.

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8.3 Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding described in Sections 8.1 or 8.2, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred in connection therewith.

8.4 Indemnification and Advancement for Employees and Agents. Subject to the other provisions of this Article VIII and to the extent not prohibited by the TBOC or other applicable law, the Corporation may indemnify and advance expenses to employees and agents. The Board may delegate the determination of whether employees or agents shall be indemnified or receive advancement of expenses.

8.5 Advancement of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of (i) a written request therefor (together with documentation reasonably evidencing such expenses) and (ii) an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that such person is not entitled to be indemnified under this Article VIII or applicable law. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and subject to such guidelines as the Corporation deems appropriate.

8.6 Limitations on Indemnification. Subject to Section 8.3 and applicable law, the Corporation shall not be obligated to indemnify any person in connection with any Proceeding (or any part thereof):

(a) for which payment has actually been made to or on behalf of such person under any insurance policy, indemnity provision, vote, or otherwise, except with respect to any excess beyond the amount paid;

(b) for any accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized from the sale of securities of the Corporation, as required under the Exchange Act (including reimbursements arising from an accounting restatement pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d) initiated by such person against the Corporation or its directors, officers, employees, agents, or other indemnitees, unless (i) authorized by the Board prior to its initiation, (ii) the Corporation provides indemnification in its sole discretion, (iii) otherwise required to be made under Section 8.7, or (iv) otherwise required by law; or

(e) if prohibited by applicable law.

If any provision of this Article VIII is held invalid, illegal, or unenforceable for any reason whatsoever, the remaining provisions shall not be affected and shall be construed to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable to the fullest extent possible.

8.7 Determination; Claim. If a claim for indemnification or advancement under this Article VIII is not paid in full within 90 days after receipt by the Corporation of a written request therefor, the claimant shall be entitled to adjudication by a court of competent jurisdiction of entitlement to such indemnification or advancement. To the extent permitted by law, the Corporation shall indemnify such person against expenses incurred in connection with any action for indemnification or advancement to the extent such person is successful, and the Corporation shall have the burden of proving that the claimant is not entitled to the requested indemnification or advancement.

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8.8 Non-Exclusivity. The indemnification and advancement provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement may be entitled under the Certificate of Formation, any statute, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advancement, to the fullest extent not prohibited by law.

8.9 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or serving at the request of the Corporation in such capacity for another entity, against any liability asserted against such person and incurred in such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person under applicable law.

8.10 Survival. The rights to indemnification and advancement conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of such person’s heirs, executors, and administrators.

8.11 Effect of Repeal or Modification. Any amendment, alteration, or repeal of this Article VIII shall not adversely affect any right or protection of any person with respect to any act or omission occurring prior to such amendment, alteration, or repeal.

8.12 Certain Definitions. For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent entity absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees, or agents. References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service that imposes duties with respect to an employee benefit plan, its participants, or beneficiaries.

ARTICLE IX – EXCLUSIVE FORUM FOR INTERNAL CORPORATE CLAIMS; JURY TRIAL WAIVER; OWNERSHIP THRESHOLD FOR DERIVATIVE PROCEEDINGS

9.1 Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for:

(a) any derivative action or proceeding brought on behalf of the Corporation;

(b) any action asserting a claim for or based on a breach of fiduciary duty owed by any current or former director, officer, or employee of the Corporation to the Corporation or the Corporation’s shareholders;

(c) any action asserting a claim against the Corporation or any current or former director, officer, or employee of the Corporation arising pursuant to any provision of the TBOC or the Corporation’s Certificate of Formation or these Bylaws (together, the “Proposed Organizational Documents”);

(d) any action asserting a claim governed by the internal affairs doctrine;

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(e) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC; or

(f) any other action or proceeding as to which the Business Court in the First Business Court Division of the State of Texas has jurisdiction,

shall be the Business Court in the First Business Court Division of the State of Texas. If such Business Court determines that it lacks jurisdiction, then the United States District Court for the Northern District of Texas, Dallas Division, shall be the exclusive forum for such action or proceeding; and, if such federal court lacks subject matter jurisdiction, then the state district courts of Dallas County, Texas, shall be the exclusive forum. This Section 9.1 shall not apply to claims arising under the Securities Act of 1933 or the Exchange Act, or any claim for which the federal courts have exclusive jurisdiction. Any person or entity acquiring or holding shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article IX.

9.2 Jury Trial Waiver for Internal Entity Claims. The Corporation and each shareholder, director, and officer of the Corporation irrevocably and unconditionally waives any right that the Corporation or such person may have to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of or relating to any “internal entity claim” as that term is defined in Section 2.115 of the TBOC. Each shareholder of the Corporation agrees that such shareholder’s holding or acquisition of shares of stock of the Corporation or, to the extent permitted by law, options or rights to acquire shares of stock of the Corporation following the adoption of the Amended and Restated Certificate of Formation of the Corporation constitutes such shareholder’s intentional and knowing waiver of any right to trial by jury with respect to such claims.

9.3 Ownership Threshold for Derivative Proceedings. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the Corporation against any director and/or officer of the Corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of the Corporation’s shares of common stock, sufficient to meet an ownership threshold of at least 3% of the outstanding shares of the Corporation.

ARTICLE X – GENERAL MATTERS

10.1 Execution of Contracts and Instruments. Except as otherwise provided by law, the Certificate of Formation, or these Bylaws, the Board may authorize any officer or agent to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Corporation or to render it liable for any purpose or amount.

10.2 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

10.3 Seal. The Corporation may adopt a corporate seal, which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

10.4 Construction. References in these Bylaws to the TBOC shall be deemed to include all amendments thereto and successor provisions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in applicable Texas law shall govern the construction of these Bylaws.

ARTICLE XI – AMENDMENTS

These Bylaws may be altered, amended, or repealed, and new Bylaws may be adopted, by the affirmative vote of a majority of the directors then in office, subject to any limitations contained in the Certificate of Formation or the TBOC. Shareholders may also amend or repeal these Bylaws as provided in the Certificate of Formation and applicable law; provided, however, that the affirmative vote of the holders of at least a majority of the total voting power of all outstanding shares entitled to vote thereon, voting together as a single class, shall be required for the shareholders to alter, amend, or repeal, or adopt any Bylaw inconsistent with, the following provisions of these Bylaws: Article II, Sections 3.2, 3.4, and 3.11 of Article III, Article VIII, Article IX, and this Article XI (including, without limitation, any such Article or Section as renumbered following any amendment).

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Annex D

Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws

The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the TBOC and the DGCL, certain differences will be in effect. Certain differences between the Texas Charter and the Delaware Charter are summarized below:

Issue	Delaware Charter	Texas Charter

Board of Directors Vacancies	The current Delaware Charter provides that vacancies on the Board can only be filled by vote of a majority of the remaining members of the Board or by a sole remaining director, and not by the stockholders.

The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board of directors, (2) by a sole remaining director, or (3) by a vote of holders of a majority of the outstanding shares of stock. Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed or elected by the board of directors or shareholders to fill a vacancy can only serve until the next annual meeting of the shareholders (or special meeting called to elect directors).

The proposed Texas Charter provides that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC.

Action by Written Consent	The current Delaware Charter prohibits stockholder action by written consent.	Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting, and so the proposed Texas Charter provides that shareholders may act by unanimous written consent in lieu of a meeting. This option most closely aligns with the terms of the current Delaware Charter, which prohibits shareholder action by written consent. In particular, in light of our widely held shareholder base, we do not believe that action by unanimous written consent is likely.

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Calling of Special Shareholder Meetings	The current Delaware Charter provides that special stockholder meetings may be called only by the Board, the chairperson of the Board, the chief executive officer, or the president (in the absence of a chief executive officer), and may not be called by stockholders.	The proposed Texas Charter provides that special shareholder meetings may be called by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, the president, or by shareholders holding 50% of the shares entitled to vote on the proposed action of such meeting. Under the TBOC, the president of a corporation is required to have the right to call a shareholder meeting as are shareholders holding a specified percentage of the shares entitled to vote at such meeting. We have acknowledged that statutory right in the proposed Texas Charter.

Cancellation of Special Shareholder Meetings	The current Delaware Charter provides that the Board may cancel, postpone, or reschedule a special stockholder meeting.	Because the TBOC requires that shareholders holding 50% of the shares entitled to vote thereat to be able to call a special meeting of shareholders, the proposed Texas Charter does not provide that the Board of Directors has the right to cancel a special shareholder meeting, although the Board of Directors retains the right to postpone and reschedule shareholder meetings. The proposed Texas Bylaws, however, permit the Board to cancel a special shareholder meeting not called by shareholders.

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Indemnification

The current Delaware Bylaws authorize indemnification of directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time.

Under Delaware law, a corporation may indemnify a director or officer against expenses and judgments reasonably incurred by the person in connection with a legal proceeding, other than an action by or in the right of the corporation, provided such a director or officer acted in good faith and reasonably believed: (1) in the case of a civil, administrative or investigative proceeding, that such person’s conduct was in or not opposed to the best interests of the corporation, or (2) in the case of a criminal proceeding, that such person had no reasonable cause to believe their conduct was unlawful.

The proposed Texas Charter authorizes the indemnification of directors and officers to the fullest extent permitted by Texas law as it exists or may be amended from time to time.

Under the TBOC, a corporation may indemnify a director or officer against judgments and expenses reasonably incurred by the director or officer in connection with a legal proceeding if the director or officer: (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (3) in the case of a criminal proceeding, did not have reasonable cause to believe the person’s conduct was unlawful.

	In connection with an action by or in the right of the corporation against a director or officer, the corporation may indemnify such director or officer for expenses actually and reasonably incurred in connection with such suit: (1) if such person acted in good faith and a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (2) if such person is found liable to the corporation, only if ordered by a court of law.	If, however, the director or officer is found liable to the corporation or is found liable on the basis that such director or officer received an improper personal benefit, then indemnification is limited to the reimbursement of reasonable expenses actually incurred. Additionally, no indemnification will be available if a director or officer is found liable for: (1) willful or intentional misconduct, (2) breach of the duty of loyalty, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed to the corporation.

Board of Directors Vacancies	The current Delaware Bylaws provide that vacancies on the Board can only be filled by vote of a majority of the remaining members of the Board or by a sole remaining director, and not by stockholders.	The proposed Texas Bylaws provide that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC, the effect of which is described in the above comparison summary of the Delaware Charter and the proposed Texas Charter under “Board of Directors Vacancies.”

Action by Written Consent	The current Delaware Bylaws prohibit stockholder action by written consent.	Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting. The proposed Texas Bylaws set this at the highest standard permitted under the TBOC, which is unanimous written consent.

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Calling of Special Shareholder Meetings	The current Delaware Bylaws provide that special stockholder meetings may be called only by the Board, the chairperson of the Board, the chief executive officer, or the president (in the absence of a chief executive officer), and may not be called by stockholders.	Under the TBOC, shareholders that own a certain percentage of shares having the right to vote thereat, as specified in the certificate of formation, but not to exceed 50%, are required to have the right to call special shareholder meetings, and the proposed Texas Bylaws provide that holders of not less than 50% of our shares of stock entitled to vote thereat may call a special meeting of shareholders.

Cancellation of Special Shareholder Meetings	The current Delaware Bylaws provide that the Board may cancel, postpone, or reschedule a special stockholder meeting.	The proposed Texas Bylaws provide that the Board may not cancel a special shareholder meeting called by shareholders, although the Board retains the right to postpone and reschedule shareholder meetings. The Board may cancel a meeting that is not called by shareholders, to the extent permitted under the TBOC.

Proxies	The current Delaware Bylaws provide that no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period.	Under the TBOC, a proxy is not valid for more than eleven months after the date the proxy is executed, unless otherwise provided by the proxy, and so the proposed Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.

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Board of Directors Committees	The current Delaware Bylaws provide that no committee of directors shall have the power or authority to (1) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (2) adopt, amend, or repeal bylaws.

The proposed Texas Bylaws provide that committees shall not have the power or authority to (i) approve or adopt, or recommend to the shareholders any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee, or (ii) adopt, amend or repeal any bylaw of the corporation. The proposed Texas Bylaws, by reference to the TBOC, acknowledge that, under the TBOC, a committee of directors is prohibited from taking certain actions. The TBOC provides that a committee of the board of directors may not:

(1)

amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;

(2)

propose a reduction of stated capital;

(3)

approve a plan of merger, share exchange, or conversion of the corporation;

(4)

recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;

(5)

recommend to the shareholders a voluntary winding up and termination or revocation of a voluntary winding up and termination;

(6)

amend, alter, or repeal the bylaws or adopt new bylaws;

(7)

fill vacancies on the board of directors;

(8)

fill vacancies on or designate alternate members of a committee of the board of directors;

(9)

fill a vacancy to be filled because of an increase in the number of directors;

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(10)

elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;

(11)

set the compensation of the members or alternate members of a committee of the board of directors; or

(12)

alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

Partly Paid Stock	The current Delaware Bylaws permit the corporation to issue partly paid stock.	Under the TBOC, partly paid stock is prohibited due to the TBOC’s requirement that full consideration for shares be paid before issuance, and so the proposed Texas Bylaws do not provide for the issuance of partly paid stock.

Notice to Shareholders	The current Delaware Bylaws permit the corporation to deliver a single written notice to stockholders who share an address (unless a stockholder objects) and permit the corporation not to give notice where notice would be unlawful.	The TBOC does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the corporation to so deliver notice is limited by the TBOC. The TBOC does not have provisions specifically allowing the corporation not to deliver notice where such notice would be unlawful, and so the Texas Bylaws do not contain such provisions.

Advancement of Expenses	The current Delaware Bylaws provide that expenses incurred by an officer or director in connection with any legal proceedings will be advanced by the corporation upon the corporation’s receipt of a written request and an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification.	Under the TBOC, before a corporation can advance expenses incurred by a director or officer in connection with any legal proceedings, a director or officer is also required to provide, in addition to an undertaking to repay any expenses advanced if such director or officer is ultimately not entitled to indemnification, a written affirmation attesting in good faith to such director’s or officer’s compliance with the standard of conduct necessary for indemnification, which requirement is included in the proposed Texas Bylaws.

Exclusive Forum

The current Delaware Bylaws provide that a state court within the State of Delaware (or, if no Delaware state court has jurisdiction, the federal district court for the District of Delaware) shall serve as the sole and exclusive forum for certain matters relating to the internal affairs of the corporation.

The exclusive forum provision in the Delaware Bylaws does not apply to any direct claims under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The proposed Texas Bylaws provide that the sole and exclusive forum for certain matters relating to the internal affairs of the corporation shall be, first, the Business Court in the First Business Court Division of the State of Texas (which Division includes the county of our Texas corporate headquarters), unless such court is not then accepting filings or lacks jurisdiction, in which case the exclusive forum shall be either the federal district court for the Northern District of Texas, Dallas Division, or if there is not federal jurisdiction then the state district court of Dallas County, Texas.

The exclusive forum provision in the proposed Texas Bylaws explicitly states that it shall not apply to any direct claims under the Securities Act or the Exchange Act.

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Comparison of Stockholder Rights under Delaware and Texas Law

The rights of our stockholders are currently governed by the DGCL, Delaware case law, Delaware Charter and Delaware Bylaws. Following completion of the Texas Redomestication, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Charter and the Texas Bylaws.

The Board has found that the corporate laws of Texas and of Delaware are substantially equivalent and as relevant to the Company.

The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain individual differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of the stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the Delaware Charter and Delaware Bylaws, the Texas Charter and Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

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ISSUE	DELAWARE	TEXAS

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock	The DGCL has no provision for increasing or decreasing authorized capital stock by unilateral board action without stockholder approval, although if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation). See “Charter Amendments” below.

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the authorized capital stock without shareholder approval, and there is no express exception for forward stock splits.

With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors	Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

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Procedures for Filling Vacant Directorships

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen by (1) or (2) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

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Removal of Directors

Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of incorporation provides otherwise, if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed by stockholders for cause.

If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part.

Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, a director may only be removed for cause.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Action by Written Consent of Directors	Under the DGCL, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.	Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

Action by Written Consent of Stockholders	Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.	Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

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Special Meetings of the Stockholders	Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right.

Special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation;  or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50 % of the shares entitled to vote or, if no percentage is specified, at least 10 % of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings

Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.

The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Voting by Proxy	Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.	Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

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Quorum and Required Vote for Stock Corporations

Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (1) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (2) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (3) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (4) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

Subject to the following sentence, directors of a corporation shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

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A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.	Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by this code, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

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Stockholder Vote for Fundamental Business Transactions	Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.	Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions

Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.

No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no necessary quantifying percentage for determining whether assets constitute substantially all of a Delaware corporation’s assets. Only if the sale is of assets quantitatively and qualitatively vital to the business of the corporation is stockholder authorization mandated.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).

No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

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Business Combinations Statute

Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

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The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Securities Exchange Act of 1934 (15 U.S.C. Section 77b et seq.), as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

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Charter Amendments

Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.

In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

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Bylaw Amendments	Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.	Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Dividends and Distributions

Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

In addition, a Delaware corporation may not repurchase or redeem shares if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

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Stock Redemption and Repurchase

Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

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Ratification

Under the DGCL, there is a codified ratification process for defective corporate actions.

The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.

In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective, whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Under the TBOC, there is a codified ratification process for defective corporate acts.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or a Texas Business Court.

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Inspection of Books and Records

Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath stating the purpose of the inspection.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.

Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (1) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (2) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (3) was not acting in good faith or for a proper purpose in making the request.

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Insurance

Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.

The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

Under the TBOC, a Texas enterprise is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability under the TBOC.

Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

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Interested Party Transaction Approvals	The DGCL provides that certain interested party transactions are not void or voidable solely because the transaction is between a corporation and one or more of its directors or officers, or between the corporation and an entity in which one or more of its directors or officers has a financial interest, or solely because the interested director or officer was present at or participated in the meeting in which the interested transaction was approved if any of the following conditions are satisfied: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

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Limitation of Liability of Stockholders	Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.	Under the TBOC, subject to certain exceptions, a shareholder’s liability is limited to its contributed capital.

Limitation of Personal Liability of Directors and Officers	Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

Under the TBOC, a Texas corporation is permitted to provide that a director is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director.

The TBOC does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute (such as wrongful distributions).

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Considerations by Directors Permitted by Statute	Except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider other constituencies. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.

Under the TBOC, in discharging the duties of director under the TBOC or otherwise and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Texas also has a public benefit corporation statute.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.

The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law generally follows the Delaware corporate opportunity doctrine.

The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its managerial officials or owners.

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Indemnification of Directors and Officers	Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.	Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.

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	In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.	If, however, the person is found liable to a Texas corporation, or is found liable on the basis he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Advancement of Expenses	Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section.	A corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

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Procedure for Indemnification	Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.	Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification	The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.	The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

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Persons Covered	Under the DGCL, directors and officers, but not employees and agents, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL provides the same indemnification rights to officers, employees and agents that it provides for directors.	The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Rights Plans	Delaware has no statutory authorization for stockholder rights plans. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.

Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.

In addition, the TBOC expressly permits directors to look to the “long-term” benefit to shareholders in taking action.

Selection of Forum

Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which this title confers jurisdiction upon the Delaware Court.

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

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Pre-Suit Demand in Derivative Suits	Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; and (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The foregoing waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stock Ownership Requirement for Derivative Suits; Jury Trials

Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Jury trials are generally not available in the Delaware Court, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.

The TBOC allows corporations with common shares listed on a national securities exchange and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC to set an ownership threshold in their governing documents (not to exceed 3% of outstanding shares) that shareholders must satisfy to bring a derivative claim.

Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee.

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Dissent and Appraisal Rights

Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by the Delaware Court.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership.

Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange; or held of record by at least 2,000 owners.

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PROXY

EIGHTCO HOLDINGS INC.

a Delaware Corporation

101 Larry Holmes Drive, Suite 313

Easton, Pennsylvania 18042

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 16, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

EIGHTCO HOLDINGS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 16, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November [  ], 2025, in connection with the Annual Meeting to be held at 10:00 a.m. Eastern Time, on December 16, 2025, virtually, at https://www.virtualmeetingportal.com/8coholdings/2025, and hereby appoints Kevin O’Donnell and Brett Vroman the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Eightco Holdings Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE CHARTER PROPOSAL (PROPOSAL 1), “FOR” EACH OF THE NOMINEES NAMED IN THE DIRECTOR ELECTION PROPOSAL (PROPOSAL 2), “FOR” THE ACCOUNTANT RATIFICATION PROPOSAL (PROPOSAL 3), “FOR” THE REDOMESTICATION PROPOSAL (PROPOSAL 4), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 5), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 16, 2025: This notice of meeting and the accompany proxy statement are available at https://www.8co.holdings/.

Proposal 1 — Charter Proposal	FOR	AGAINST	ABSTAIN
Approve the amendment to the Company’s Certificate of Incorporation increasing the total number of authorized shares of the Company’s common stock from 500,000,000 shares to 10,000,000,000 shares.	☐	☐	☐

Proposal 2 — Director Election Proposal	FOR	WITHHOLD
Elect Louis Foreman as a Class III member of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of his successor.	☐	☐

Elect Nicola Caiano as a Class III member of the Company’s Board of Directors, to serve until the 2028 annual meeting of stockholders or until the appointment, election and qualification of her successor.	☐	☐

Proposal 3 — Accountant Ratification Proposal	FOR	AGAINST	ABSTAIN
Ratify the selection of Stephano Slack LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

Proposal 4 — The Redomestication Proposal	FOR	AGAINST	ABSTAIN
Approve the redomestication of the Company from Delaware to Texas by conversion.	☐	☐	☐

Proposal 5 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Annual Meeting of Stockholders to a later date or dates, if the Company determines that additional time is necessary to approve any or all of the foregoing proposals.	☐	☐	☐

Dated: ________________________, 2025

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 5, IF SUCH PROPOSAL IS PRESENTED AT THE ANNUAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.